CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Exhibit 10.11(f)

SERIES 2018-THREE INDENTURE SUPPLEMENT

Dated as of November 16, 2018

to

MASTER INDENTURE

Dated as of February 8, 2017

Series 2018-Three Asset Backed Notes

Class A Asset Backed Variable Funding Notes

Class B Asset Backed Variable Funding Notes

PERIMETER MASTER NOTE BUSINESS TRUST

SERIES 2018-THREE

among

PERIMETER MASTER NOTE BUSINESS TRUST

Issuer

ACCESS FINANCING, LLC

Servicer

and

U.S. BANK NATIONAL ASSOCIATION

Indenture Trustee

on behalf of the Series 2018-Three Noteholders

EXHIBITS

Exhibit A-1	Form of Class A-3 Note

Exhibit A-2	Form of Class A-4 Note

Exhibit A-3	Form of Class A-5 Note

Exhibit B	Form of Class B Note

Exhibit C	Form of Monthly Servicer Statement

Exhibit D	Form of Class B Increase Notice

Exhibit E	Form of Investment Letter

Schedule 1	Fee Calculations

SERIES 2018-THREE INDENTURE SUPPLEMENT, dated as of November 16, 2018 (this “Supplement”), among PERIMETER MASTER NOTE BUSINESS TRUST, a business trust organized and existing under the laws of the State of Nevada (the “Issuer”), ACCESS FINANCING, LLC, a Georgia limited liability company, as servicer (together with its successors and permitted assigns, the “Servicer”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as Indenture Trustee (together with its successors in the trusts thereunder as provided in the Indenture, the “Indenture Trustee”) under the Master Indenture dated as of February 8, 2017 (the “Indenture”) among the Issuer, the Servicer and the Indenture Trustee.

Section 2.10 of the Indenture provides that the Issuer may pursuant to one or more Indenture Supplements direct the Indenture Trustee, on behalf of the Issuer, to issue one or more Series of Notes and to set forth the Principal Terms of such Series.

Pursuant to this Supplement, the Issuer and the Indenture Trustee shall hereby create a new Series of Notes and specify the Principal Terms thereof.

ARTICLE I

Creation of the Series 2018-Three Notes.

Section 1.01.     Designation.

(a)     There is hereby created and designated a Series of Notes to be issued pursuant to the Indenture and this Supplement to be known as “Perimeter Master Note Business Trust, Series 2018-Three Notes” or the “Series 2018-Three Notes.” The Series 2018-Three Notes shall be issued in two Classes, the first of which shall be known as the “Class A Series 2018-Three Asset Backed Variable Funding Notes” and the second of which shall be known as the “Class B Series 2018-Three Asset Backed Variable Funding Notes.” The Class A Notes shall be divided into three tranches consisting of Class A-3, Class A-4 and Class A-5.

(b)     The Series 2018-Three Notes are subordinated in all respects, including any payments of principal and interest, to the Senior Facility; provided, however, the rights of the Noteholders under the Senior Facility against the Series 2018-Three Noteholders or to the Collections or Receivables or other property allocated to Series 2018-Three are limited to only those rights set forth herein, in any other Transaction Documents or in the Series 2018-Two Indenture Supplement. The Series 2018-Three Notes are due and payable on the Stated Maturity Date.

(c)     In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Supplement shall be controlling.

(d)     The Indenture Trustee, the Paying Agent, the Note Registrar, the Transferor, the Issuer and any agent of any of them shall prior to due presentation of a Registered Note for registration of transfer, treat the Person in whose name any Registered Note is registered as the owner of such Registered Note for the purpose of receiving distributions pursuant to the terms of the applicable Indenture Supplement and for all other purposes whatsoever and, none of the Indenture Trustee, the Paying Agent, the Note Registrar, the Transferor, the Issuer or any agent of any of them shall be affected by any notice to the contrary.

ARTICLE II

Definitions

Section 2.01.     Definitions.

(a)     All capitalized terms used but not otherwise defined herein are defined in the Indenture, the Transfer and Servicing Agreement or the Trust Agreement (including by way of reference to other documents). Each capitalized term defined herein shall relate only to the Series 2018-Three Notes and no other Series of Notes issued by the Issuer. Whenever used in this Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

“Administrative Redemption” shall mean a redemption of the Series 2018-Three Notes as specified in subsection 7.01(a).

“Agent” shall have the meaning specified in the Class A Purchase Agreement.

“Allocation Amount” shall mean, as of any date, an amount equal to (a) the sum of all Note Principal Balance Increases prior to such date, minus (b) the Pre-Funding Amount, minus (c) the total amount of principal payments made on the Series 2018-Three Notes prior to such date minus (d) the excess, if any, of (i) the total amount of Reduction Amounts for all Distribution Dates prior to such date and Reallocated Principal Collections that under subsections 4.07(b) through (e) were used prior to such date to fund the Series 2018-Two Required Amount, the Class A-3 Required Amount, the Class A-4 Required Amount, or the Class A-5 Required Amount over (ii) such Reduction Amounts and Reallocated Principal Collections reimbursed pursuant to subsection 4.05(a)(ix)(A) prior to such date, provided that the Allocation Amount shall not be less than zero.

“Available Finance Charge Collections” shall mean an amount equal to, with respect to any Monthly Period, the product of (i) the Floating Allocation Percentage for such Monthly Period and (ii) the Series 2018-Three Allocable Finance Charge Collections for such Monthly Period.

“Available Funds” shall mean, with respect to any Monthly Period, the sum of (a) Available Finance Charge Collections plus (b) Excess Finance Charge Collections, in each case for such Monthly Period plus (c) any Pre-Funding Investment Proceeds.

“Available Principal Collections” shall mean an amount equal to, with respect to any Monthly Period, (i) the product of (a) the Fixed/Floating Allocation Percentage for such Monthly Period and (b) Series 2018-Three Allocable Principal Collections, minus (ii) the amounts with respect to such Monthly Period that pursuant to Section 4.07 are required to fund the Series 2018-Two Required Amount, the Class A-3 Required Amount, the Class A-4 Required Amount, or the Class A-5 Required Amount for such Monthly Period plus (iii) any other amounts which pursuant to subsection 4.05(a) are to be treated as Available Principal Collections for such Monthly Period plus (iv) any Excess Principal Collections for such Monthly Period.

“Average Principal Receivables” shall mean, for any period, the sum of the Principal Receivables for each day in such period divided by the number of days in such period.

“Backup Servicer” shall mean the entity designated by the Servicer to be a backup servicer under the Transfer and Servicing Agreement pursuant to a notice provided to the Indenture Trustee.

“Backup Servicing Fee” shall have the meaning set forth in Schedule 1.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including, without limitation, partnership interests and membership interests, beneficial interests in a trust, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing.

“Capped Program Expenses” shall mean, for any Distribution Date, an amount not to exceed $50,000 per year beginning on the Closing Date and ending on each anniversary thereof, equal to the Program Expenses owed to the Owner Trustee.

“Change of Control” shall mean, at any time, any of the following: (a) the Transferor shall cease to beneficially own and control, directly, 100% on a fully diluted basis of the economic and voting interest in the Capital Stock of the Issuer, (b) Holdings shall cease to beneficially own and control, directly or indirectly, 100% on a fully diluted basis of the economic and voting interest in the Capital Stock of the Transferor, or (c) Holdings shall cease to beneficially own and control, directly or indirectly, 51% or more on a fully diluted basis of the Capital Stock of any of the Seller, the Servicer or the Issuer.

“Charge-Off Ratio” shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction (a) the numerator of which is the aggregate outstanding principal balance of all Receivables that became Defaulted Receivables during such Monthly Period net of Recoveries and (b) the denominator of which is the Average Principal Receivables for such Monthly Period.

“Class A Costs” shall mean, at any time, any amounts (other than principal payments on the Class A Notes, Class A Monthly Interest, Services Fees or any Target Proceeds Amount) due and owing at such time pursuant to the Class A Purchase Agreement.

“Class A Noteholder” shall mean the Person in whose name any Class A Note is registered in the Note Register.

“Class A Notes” shall mean the Class A-3 Notes, the Class A-4 Notes and the Class A-5 Notes.

“Class A Note Principal Balance” shall mean the sum of the Class A-3 Note Principal Balance, the Class A-4 Note Principal Balance and the Class A-5 Note Principal Balance.

“Class A Purchase Agreement” shall mean the Purchase Agreement dated as of November 16, 2018 by and among TSO-Fortiva Notes Holdco LP, the Transferor, the Servicer and the Issuer, as amended, restated or otherwise modified from time to time in accordance with its terms.

“Class A-3 Additional Interest” shall have the meaning specified in subsection 4.02(a).

“Class A-3 Daily Interest” shall have the meaning specified in subsection 4.02(a).

“Class A-3 Interest Shortfall” shall have the meaning specified in subsection 4.02(a).

“Class A-3 Monthly Interest” shall have the meaning specified in subsection 4.02(a).

“Class A-3 Note Principal Balance” shall mean, on any date, (a) the total amount of Class A-3 Note Principal Balance Increases made on or prior to such date, minus (b) the total amount of principal payments made on the Class A-3 Notes on or prior to such date.

“Class A-3 Note Principal Balance Increase” shall have the meaning specified in subsection 4.08(a).

“Class A-3 Note Rate” shall have the meaning specified in the Class A Purchase Agreement.

“Class A-3 Noteholder” shall mean the Person in whose name a Class A-3 Note is registered in the Note Register.

“Class A-3 Notes” shall mean any one of the Class A-3 Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1.

“Class A-3 Required Amount” shall have the meaning specified in subsection 4.04(a).

“Class A-4 Additional Interest” shall have the meaning specified in subsection 4.02(b).

“Class A-4 Daily Interest” shall have the meaning specified in subsection 4.02(b).

“Class A-4 Interest Shortfall” shall have the meaning specified in subsection 4.02(b).

“Class A-4 Monthly Interest” shall have the meaning specified in subsection 4.02(b).

“Class A-4 Note Principal Balance” shall mean, on any date, (a) the total amount of Class A-4 Note Principal Balance Increases made on or prior to such date, minus (b) the total amount of principal payments made on the Class A-4 Notes on or prior to such date.

“Class A-4 Note Principal Balance Increase” shall have the meaning specified in subsection 4.08(b).

“Class A-4 Note Rate” shall have the meaning specified in the Class A Purchase Agreement.

“Class A-4 Noteholder” shall mean the Person in whose name a Class A-4 Note is registered in the Note Register.

“Class A-4 Notes” shall mean any one of the Class A-4 Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-2.

“Class A-4 Required Amount” shall have the meaning specified in subsection 4.04(b).

“Class A-5 Additional Interest” shall have the meaning specified in subsection 4.02(c).

“Class A-5 Daily Interest” shall have the meaning specified in subsection 4.02(c).

“Class A–5 Interest Shortfall” shall have the meaning specified in subsection 4.02(c).

“Class A-5 Monthly Interest” shall have the meaning specified in subsection 4.02(c).

“Class A-5 Note Principal Balance” shall mean, on any date, (a) the total amount of Class A-5 Note Principal Balance Increases made on or prior to such date, minus (b) the total amount of principal payments made on the Class A-5 Notes on or prior to such date.

“Class A-5 Note Principal Balance Increase” shall have the meaning specified in subsection 4.08(c).

“Class A-5 Note Rate” shall have the meaning specified in the Class A Purchase Agreement.

“Class A-5 Noteholder” shall mean the Person in whose name a Class A-5 Note is registered in the Note Register.

“Class A-5 Notes” shall mean any one of the Class A-5 Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-3.

“Class A-5 Required Amount” shall have the meaning specified in subsection 4.04(c).

“Class A/B Subordination Percentage” shall mean [*****]%.

“Class B Additional Interest” shall have the meaning specified in subsection 4.02(d).

“Class B Daily Interest” shall have the meaning specified in subsection 4.02(d).

“Class B Interest Shortfall” shall have the meaning specified in subsection 4.02(d).

“Class B Monthly Interest” shall have the meaning specified in subsection 4.02(d).

“Class B Note Principal Balance” shall mean, on any date, (a) the total amount of Class B Note Principal Balance Increases made on or prior to such date, minus (b) the total amount of principal payments made on the Class B Notes on or prior to such date.

“Class B Note Principal Balance Increase” shall have the meaning specified in subsection 4.08(d).

“Class B Note Purchase Agreement” shall mean the Class B Note Purchase Agreement dated as of November 16, 2018 by and among the Class B Noteholder, the Transferor, the Servicer and the Issuer, as amended, restated or otherwise modified from time to time in accordance with its terms.

“Class B Note Rate” shall have the meaning specified in the Class B Note Purchase Agreement, but in any event shall not be greater than [*****]% per annum.

“Class B Noteholder” shall mean the Person in whose name a Class B Note is registered in the Note Register.

“Class B Notes” shall mean any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit B.

“Class B Subordination Percentage” shall mean 5%.

“Closing Date” shall mean November 16, 2018.

“Collection Release Conditions” shall mean, on any day, that each of the following is true before and after giving effect to a release of Collections to the Issuer under Section 4.01:

(a) no Event of Default or Early Redemption Event has occurred and is continuing;

(b) the amount in the Collection Account is at least equal to the amounts required to be paid to the Noteholders pursuant to this Supplement and the other Transaction Documents on the next Distribution Date;

(c) the aggregate unpaid principal balance of all Series of Notes issued under the Indenture or any Indenture Supplement shall not exceed the sum of the Net Eligible Receivables Balance plus the Pre-Funding Amount as of such date plus the aggregate pre-funding amounts of other Series of Notes issued and outstanding on such date; provided, however, for purposes of this calculation, clause (b) of the definition of Net Eligible Receivables Balance shall be determined as of the last day of the immediately preceding Monthly Period;

(d) the Transferor Amount on such day is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Issuer on such day); and

(e) the Collection Release Conditions (as defined in the Series 2018-Two Indenture Supplement) have been satisfied.

“Commitment Termination Date” shall mean the earliest to occur of (i) the Stated Maturity Date, (ii) the date specified by the Agent in a written notice to the Issuer at any time (which notice may be issued by the Agent in its sole discretion) after the issuance of a Senior Facility during which the Class A Note Principal Balance is 5% or less of the sum of the Net Eligible Receivables Balance plus the Pre-Funding Amount and (iii) the date on which an Early Redemption Event has occurred.

“Contingent Obligations” shall mean, as to any Person, any obligation of such Person guaranteeing any Indebtedness, leases, dividends or other obligations (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or to hold harmless the owner of such primary obligation against loss in respect thereof; provided, however, that the term “Contingent Obligation” shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

“Delinquency Ratio” shall mean, with respect to any Monthly Period, a ratio, expressed as a percentage, equal to a fraction (a) the numerator of which is the aggregate outstanding principal balance of all Receivables that are Delinquent Receivables as of the end of such Monthly Period and (b) the denominator of which is the aggregate outstanding principal balance of all Receivables as of the end of such Monthly Period.

“Delinquent Receivables” shall mean, with respect to any Monthly Period, all Principal Receivables as to which any payment or part thereof remains unpaid for 90 days or more from the original due date therefor and are not Defaulted Receivables

“Determination Date” shall mean the third Business Day preceding each Distribution Date.

“Distribution Date” shall mean the fifteenth day of each calendar month, or if such fifteenth day is not a Business Day, the next succeeding Business Day; provided, however, the first Distribution Date shall occur in the first Monthly Period immediately succeeding the Monthly Period in which the Initial Funding Date occurs.

“Early Redemption Event” shall mean any Early Redemption Event specified in Section 5.01 of the Indenture and any Early Redemption Event specified in Section 6.01 hereof.

“Early Redemption Period” shall mean the period commencing at the close of business on the Business Day immediately preceding the day on which an Early Redemption Event with respect to Series 2018-Three is deemed to have occurred, and ending on the first to occur of (a) the payment in full of the Note Principal Balance or (b) the Stated Maturity Date.

“Excess Collections” shall have the meaning set forth in subsection 4.05(a)(xiv).

“Excess Concentration Amounts” shall mean, the sum, without duplication, of the following amounts:

[*****].

“Excess Finance Charge Collections” shall mean, with respect to each Monthly Period, the sum of (i) the Series 2018-Two Excess Collections and (ii) the product of (a) the aggregate amount for all other outstanding Series of Collections of Finance Charge Receivables which the related Indenture Supplements specify are to be distributed to the Transferor after all other Collections of Finance Charge Receivables are applied and distributed in connection with the payment of servicing fees, marketing fees and all non-principal amounts owed to the Noteholders of such Series and (b) the percentage equivalent of a fraction, (a) the numerator of which is equal to the Series 2018-Three Allocation Percentage for such Monthly Period and (b) the denominator of which is the sum of the Series 2018-Three Allocation Percentage and the Series 2017-One Allocation Percentage for such Monthly Period; provided that any Excess Finance Charge Collections (as defined in the Series 2017-One Supplement) that are not required to make a payment under Section 4.05(a)(i)-(xv) of the Series 2017-One Supplement shall constitute Excess Finance Charge Collections if there are insufficient Available Funds to make the payments under Section 4.05(a)(i)-(xiii) hereof.

“Excess Principal Collections” shall mean, with respect to each Monthly Period, all Collections of Principal Receivables allocated to the Senior Facility remaining after such Collections of Principal Receivables are applied and distributed in accordance with the Indenture Supplement for the Series related to the Senior Facility; provided that any Excess Principal Collections (as defined in the Series 2017-One Supplement) that are not required to make a payment under Section 4.05(b)(i)-(iii), 4.05(c)(i)-(viii) or 4.05(d)(i)-(iii) of the Series 2017-One Supplement shall constitute Excess Principal Collections if there are insufficient Available Principal Collections to make the payments under Sections 4.05(b)(i)-(iii), 4.05(c)(i)-(vi) or 4.05(d)(i)-(iii) hereof.

“Excess Spread Percentage” shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, (a) the numerator of which is equal to Collections of Finance Charge Receivables minus the Defaulted Amount, in each case for such Monthly Period and (b) the denominator of which is the Average Principal Receivables for such Monthly Period.

“Fixed/Floating Allocation Percentage” shall mean, with respect to any day during a Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is (a) during the Revolving Period, the Series Adjusted Allocation Amount for Series 2018-Three plus the Series Adjusted Subordinated Transferor Amount in each case as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Note Principal Balance as of the Initial Funding Date immediately after giving effect to the initial Note Principal Balance Increase on such date) and (b) during the Redemption Period or Limited Redemption Period, the Series Adjusted Allocation Amount for Series 2018-Three plus the Series Adjusted Subordinated Transferor Amount in each case as of the close of business on the date on which the Revolving Period shall have terminated or been suspended, as the case may be, and the denominator of which is the product of (x) the greater of (A) the sum of (i) the total amount of Principal Receivables as of the last day of the immediately preceding Monthly Period (or with respect to the first Monthly Period, the total amount of Principal Receivables as of the Initial Funding Date), (ii) the Special Funding Amount as of such last day (or with respect to the first Monthly Period, the Initial Funding Date), and (iii) the amount of Collections of Principal Receivables on deposit in the Collection Account as of such last day (or with respect to the first Monthly Period, as of the Initial Funding Date) and (B) the sum of the numerators used to determine the series allocation percentages with respect to Collections of Principal Receivables for all Series of Notes Outstanding, and (y) the Series 2018-Three Allocation Percentage as of the last day of the immediately preceding Monthly Period; provided, however, that with respect to any Monthly Period in which one or more Reset Dates occurs, the Fixed/Floating Allocation Percentage shall be recalculated as provided above but as of such Reset Date for the period from and including such Reset Date to but excluding the next such Reset Date, if any, or if no other Reset Date occurs during such Monthly Period, to and including the last day of such Monthly Period, as applicable; provided further, that the numerator in clause (b) above shall continue to be the Series Adjusted Allocation Amount for Series 2018-Three plus the Series Adjusted Subordinated Transferor Amount in each case as of the close of business on the date on which the Revolving Period shall have terminated unless the Series 2018-Three Notes are paid in full on such date; provided further, however, that if Series 2018-Three is paired with a Paired Series as provided in Section 9.07 and if an Early Redemption Event (as such term is defined in the Indenture) occurs with respect to the Paired Series, the Issuer may, by written notice to the Indenture Trustee and the Servicer, designate that the numerator in clause (b) above shall be the Series Adjusted Allocation Amount for Series 2018-Three plus the Series Adjusted Subordinated Transferor Amount as of the close of business of the last day of the revolving period for such Paired Series.

“Floating Allocation Percentage” shall mean, with respect to any day during a Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Allocation Amount plus, with respect to the allocation of Collections of Finance Charge Receivables only, the Series Adjusted Subordinated Transferor Amount as of the last day of the preceding Monthly Period (or in the case of the first Monthly Period, the Note Principal Balance as of the Initial Funding Date immediately after giving effect to the initial Note Principal Balance Increase on such date) and the denominator of which is the product of (x) the Series 2018-Three Allocation Percentage with respect to such Monthly Period and (y) the greater of (A) the sum of (i) the total amount of Principal Receivables as of such day (or with respect to the first Monthly Period, the total amount of Principal Receivables on the Initial Funding Date), (ii) the Special Funding Amount as of such last day (or with respect to the first Monthly Period, the Initial Funding Date) and (iii) the amount of Collections of Principal Receivables on deposit in the Collection Account as of such last day (or with respect to the first Monthly Period, as of the Initial Funding Date) and (B) the sum of the numerators used to determine the series allocation percentages with respect to Collections of Finance Charge Receivables for all Series of Notes Outstanding; provided, however, that with respect to any Monthly Period in which one or more Reset Dates occurs, the Floating Allocation Percentage shall be recalculated as provided above but as of such Reset Date, for the period from and after the date on which any such Reset Date occurs to but excluding the date, if any, that another such Reset Date occurs or, if no other Reset Date occurs during such Monthly Period, to and including the last day of such Monthly Period, as applicable.

“GAAP” means generally accepted accounting principles in the United States set forth in the statements and pronouncements of the Financial Accounting Standards Board, that are applicable to the circumstances as of the date of determination, consistently applied.

“Holdings” shall have the meaning specified in the Class A Purchase Agreement.

“Indebtedness” of any Person shall mean, without duplication, (a) all items which, in accordance with GAAP, would be included in determining total liabilities as shown on the liability side of the balance sheet of such Person as of the date as of which Indebtedness is to be determined, including any lease which, in accordance with GAAP would constitute Indebtedness, (b) all indebtedness secured by any mortgage, pledge, security, Lien or conditional sale or other title retention agreement to which any property or asset owned or held by such Person is subject, whether or not the indebtedness secured thereby shall have been assumed, (c) all indebtedness of others which such Person has directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), discounted or sold with recourse or agreed (contingently or otherwise) to purchase or repurchase or otherwise acquire, or in respect of which such Person has agreed to supply or advance funds (whether by way of loan, equity interests, equity or other ownership interest purchase, capital contribution or otherwise) or otherwise to become directly or indirectly liable and (d) any Contingent Obligations.

“Initial Funding Date” shall mean the date of the initial Note Principal Balance Increase of any Class A Note.

“Interest Period” shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Initial Funding Date) to but excluding such Distribution Date.

“Investment Letter” shall have the meaning specified in subsection 9.04(c).

“Limited Redemption Amount” shall mean for any Distribution Date relating to a Limited Redemption Period, the excess, if any, of (i) the initial amount specified in the notice delivered by the Issuer in accordance with Section 4.03(a) over (ii) the aggregate amount of principal paid on the Class A Notes on all prior Distribution Dates, if any, in such Limited Redemption Period.

“Limited Redemption Period” shall mean, unless an Early Redemption Period shall have commenced prior thereto, a period beginning on the first day of the Monthly Period specified in the notice delivered by the Issuer in accordance with subsection 4.03(a), and ending upon the first to occur of (i) the commencement of an Early Redemption Period and (ii) the last day of the Monthly Period related to the Distribution Date on which the aggregate amount distributed pursuant to subsection 4.05(d)(i) equals the Limited Redemption Amount for such Distribution Date.

“Marketing Fee” shall have the meaning set forth in Schedule 1 attached hereto and incorporated herein.

“Material Adverse Effect” shall mean, with respect to any Person, any development, event, condition, obligation, liability or circumstance which, or set of events, conditions, obligations, liabilities or circumstances or any change(s) which:

(a)     has had or reasonably could be expected to have a material adverse effect upon or change in (i) the legality, validity or enforceability of any Transaction Document, (ii) the perfection or priority of any Lien granted to the Indenture Trustee under any of the Transaction Documents, (iii) the value, validity, enforceability or collectability of the Receivables or the Trust Estate taken as a whole or a material portion thereof or (iv) the rights of any Class A Noteholder or the Agent;

(b)     has been or reasonably could be expected to be material and adverse to the value of the Trust Estate taken as a whole or a material portion thereof or to the business, operations, properties, assets, liabilities or condition (financial or otherwise) of such Person; or

(c)     has materially impaired or reasonably could be expected to materially impair the ability of such Person to pay when due or perform any of the Secured Obligations, or to consummate the transactions, under the Transaction Documents.

“Measurement Date” shall mean, for each Monthly Period, the third Business Day preceding the Distribution Date for such Monthly Period.

“Monthly Backup Servicing Fee” shall have the meaning specified in subsection 3.01(c).

“Monthly Interest” shall mean, with respect to any Distribution Date, the sum of the Class A-3 Monthly Interest, the Class A-4 Monthly Interest, the Class A-5 Monthly Interest and the Class B Monthly Interest for such Distribution Date.

“Monthly Marketing Fee” shall have the meaning specified in subsection 3.01(b).

“Monthly Servicer Statement” shall have the meaning specified in subsection 5.02(a)(i).

“Monthly Servicing Fee” shall have the meaning specified in subsection 3.01(a).

“Net Eligible Receivables Balance” shall mean, as of any date of determination, (a) an amount equal to the aggregate amount of Principal Receivables that constitute Eligible Receivables as of such date, minus (b) the aggregate amount of any Excess Concentration Amounts as of such date, plus (c) the aggregate amount of funds on deposit in the Special Funding Account as of such date, plus (d) the aggregate amount of Collections of Principal Receivables in the Collection Account as of such date.

“Net Eligible Receivables Balance Deficiency” shall mean the amount, if any, by which the Class A Principal Balance minus Pre-Funding Amount as of such date exceeds the amount equal to the product of (i) the Net Eligible Receivables Balance times (ii) the Series 2018-Three Allocation Percentage times (iii) the Fixed/Floating Allocation Percentage.

“Note Assignment” shall have the meaning specified in subsection 9.04(e).

“Note Principal Balance” shall mean, for any date of determination, the sum of the Class A Note Principal Balance and the Class B Note Principal Balance.

“Note Principal Balance Increase” shall mean a Class A-3 Note Principal Balance Increase, a Class A-4 Note Principal Balance Increase, a Class A-5 Note Principal Balance Increase, or a Class B Note Principal Balance Increase, as applicable.

“Optional Redemption Amount” shall have the meaning specified in subsection 4.03(b).

“Optional Redemption Date” shall have the meaning specified in subsection 4.03(b).

“Optional Redemption Notice” shall have the meaning specified in subsection 4.03(b).

“Paired Series” shall have the meaning specified in Section 9.07.

“Participant” shall have the meaning specified in subsection 9.04(f).

“Payment Date” shall mean, with respect to Series 2018-Three, a Distribution Date.

“Permit” shall mean collectively all licenses, leases, powers, permits, franchises, certificates, authorizations and approvals.

“Pre-Funding Account” shall have the meaning specified in subsection 4.10(a).

“Pre-Funding Amount” shall mean, for any date of determination, the amount on deposit in the Pre-Funding Account.

“Pre-Funding Investment Proceeds” shall have the meaning set forth in subsection 4.10(b).

“Program Expenses” shall mean an amount equal to one-twelfth the product of (i) the Floating Allocation Percentage, (ii) the Series 2018-Three Allocation Percentage and (iii) indemnification amounts owed to the Indenture Trustee and the Owner Trustee pursuant to the Transaction Documents.

“Program Fees” shall mean, with respect to each Distribution Date occurring in March, commencing with the March 2019 Distribution Date, an amount equal to the product of (i) the Floating Allocation Percentage, (ii) the Series 2018-Three Allocation Percentage and (iii) the fees of the Indenture Trustee and the Owner Trustee as specified in each of the related fee agreements with each such party.

“Rating Agency Condition” shall mean, with respect to Series 2018-Three, the consent of the Agent.

“Reallocated Principal Collections” shall mean, with respect to any Distribution Date, an amount equal to the lesser of (I) the product of (a) the sum of (i) Allocable Principal Collections (as defined in the Series 2018–Two Indenture Supplement) plus (ii) the product of (A) the Series 2018-Three Allocable Principal Collections deposited in the Collection Account for the related Monthly Period and (B) the Fixed/Floating Allocation Percentage for the related Monthly Period, and (b) the Class A/B Subordination Percentage, and (II) the greater of (x) the Note Principal Balance (prior to any distributions on such Distribution Date), minus the excess, if any, of the total amount of Reduction Amounts for all prior Distribution Dates and the Reallocated Principal Collections that under subsections 4.07(b) through (e) were used to fund the Series 2018-Two Required Amount, the Class A-3 Required Amount, the Class A-4 Required Amount, or the Class A-5 Required Amount on all prior Distribution Dates over such Reduction Amounts and Reallocated Principal Collections reimbursed pursuant to subsection 4.05(a)(ix)(A) prior to such date and (y) zero.

“Reallocated Class B Principal Collections” shall mean, with respect to any Distribution Date, an amount equal to the lesser of (I) the product of (a) the sum of (i) Allocable Principal Collections (as defined in the Series 2018–Two Indenture Supplement) plus (ii) the product of (A) the Series 2018-Three Allocable Principal Collections deposited in the Collection Account for the related Monthly Period and (B) the Fixed/Floating Allocation Percentage for the related Monthly Period, and (b) the Class B Subordination Percentage, and (II) the greater of (x) the Class B Note Principal Balance (prior to any distributions on such Distribution Date), minus the excess, if any, of the total amount of Reduction Amounts for all prior Distribution Dates and the Reallocated Principal Collections that under subsections 4.07(b) through (e) were used to fund the Series 2018-Two Required Amount, the Class A-3 Required Amount, the Class A-4 Required Amount, or the Class A-5 Required Amount on all prior Distribution Dates over such Reduction Amounts and Reallocated Principal Collections reimbursed pursuant to subsection 4.05(a)(ix)(A) prior to such date and (y) zero.

“Redemption Amount” shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (a) the Class A Note Principal Balance plus (b) Series 2018-Three Monthly Interest for such Distribution Date plus (c) any accrued but unpaid Target Proceeds Amount plus (d) any Series 2018-Three Monthly Fees for such Distribution Date plus (e) the Class B Note Principal Balance and any interest accrued thereon plus (f) any other amounts owed to the Series 2018-Three Noteholders and any other Class A Costs owed under the Transaction Documents related to Series 2018-Three.

“Redemption Date” shall mean, with respect to Series 2018-Three, the Optional Redemption Date.

“Redemption Period” shall mean, with respect to Series 2018-Three, an Early Redemption Period.

“Reduction Amount” shall have the meaning specified in Section 4.06.

“Regulation RR” shall mean Part 244 – Credit Risk Retention (Regulation RR), 12 C.F.R. §§244.1-244.22, as the same may be amended from time to time.

“Regulatory Event” shall mean the occurrence of a change in law (whether by statute, rule or court order) that would reasonably be expected to materially and adversely impact the enforceability of the Receivables taken as a whole or any material portion thereof or any Transaction Party’s ability to sell, purchase, own or service the Receivables.

“Required Senior Subordination Amount” shall mean an amount equal to [*****]% of the sum of the (a) Note Principal Balance, (b) the Series Required Transferor Amount and (c) the Series 2018-Two Principal Balance.

“Reset Date” shall mean each of (a) an Addition Cut-Off Date, (b) a date on which a Note Principal Balance Increase occurs, (c) the date of any increase or decrease (other than regularly scheduled redemptions or early redemptions but including any optional redemption or limited redemption in the principal balance of the Notes of any Series) in the note principal balance or allocation amount for another variable funding Series, (d) any date on which a new Series is issued, (e) an Optional Redemption Date, and (f) any date on which any funds are withdrawn from the Pre-Funding Account.

“Revolving Period” shall mean the period beginning at the close of business on the Closing Date and ending on the earlier of (a) the Commitment Termination Date and (b) the close of business on the day immediately preceding the day the Early Redemption Period commences; provided, however, that the Revolving Period shall be temporarily suspended for the duration of any Limited Redemption Period.

“Senior Facility” shall mean (i) for so long as the Series 2018-Two Notes remain outstanding, Series 2018-Two and (ii) otherwise, any Series of Notes which is issued by the Issuer to finance the purchase of Receivables which the Transferor has certified satisfies the requirements set forth on Exhibit D to the Class A Purchase Agreement; provided that no more than one Series of Notes which constitutes a Senior Facility may be outstanding at one time. On the Closing Date, the Senior Facility shall be the Series 2018-Two Notes.

“Senior Facility First FC Amount” shall mean, on any Distribution Date, an amount equal to the amount required pursuant to the Series 2018-Two Indenture Supplement for payment of amounts pursuant to Section 4.05(a)(i)-(ii) of the Series 2018-Two Indenture Supplement over the Available Finance Charge Collections (as defined in the Series 2018-Two Supplement), in each case as of such Distribution Date.

“Senior Facility Principal Amount” shall mean, on any Distribution Date, an amount equal to the amount required pursuant to the Series 2018-Two Indenture Supplement for payment of Class A Note Principal Balance plus the Series 2018-Two Required Amounts plus the Series 2018-Two Borrowing Base Deficiency over the Allocable Principal Collections (as defined in the Series 2018-Two Supplement), in each case as of such Distribution Date.

“Senior Facility Second FC Amount” shall mean, on any Distribution Date, an amount equal to the amount required pursuant to the Series 2018-Two Indenture Supplement for payment of amounts pursuant to Section 4.05(a)(iii)-(vi) of the Series 2018-Two Indenture Supplement over the Available Finance Charge Collections (as defined in the Series 2018-Two Supplement), in each case as of such Distribution Date.

“Series 2017-One Allocation Percentage” shall have the meaning given to such term in the Series 2017-One Supplement.

“Series 2017-One Supplement” shall mean the Amended and Restated Series 2017-One Indenture Supplement to the Master Indenture dated as of June 11, 2018 among the Issuer, the Servicer and the Indenture Trustee, as amended, restated or otherwise modified from time to time in accordance with its terms.

“Series 2018-Three” shall mean the Series of Notes the terms of which are specified in this Supplement.

“Series 2018-Three Allocable Defaulted Amount” shall mean the Series Allocable Defaulted Amount with respect to Series 2018-Three.

“Series 2018-Three Allocable Finance Charge Collections” shall mean the Series Allocable Finance Charge Collections with respect to Series 2018-Three.

“Series 2018-Three Allocable Principal Collections” shall mean the Series Allocable Principal Collections with respect to Series 2018-Three.

“Series 2018-Three Allocation Percentage” shall mean the Series Allocation Percentage with respect to Series 2018-Three.

“Series 2018-Three Distribution Account” shall have the meaning set forth in subsection 4.09(a).

“Series 2018-Three Monthly Fees” shall mean, with respect to any Distribution Date, the amounts determined pursuant to subsection 4.05(a)(i) and subsection 4.05(a)(xi)

“Series 2018-Three Monthly Interest” shall mean the amounts determined pursuant to subsections 4.02(a) through (e).

“Series 2018-Three Note” shall mean a Class A Note or a Class B Note.

“Series 2018-Three Noteholder” shall mean a Class A Noteholder or a Class B Noteholder.

“Series 2018-Two Allocation Percentage” shall have the meaning given to such term in the Series 2018-Two Indenture Supplement.

“Series 2018-Two Available Funds” shall have the meaning given to “Available Funds” in the Series 2018-Two Indenture Supplement.

“Series 2018-Two Borrowing Base Deficiency” shall have the meaning given to the term “Borrowing Base Deficiency” in the Series 2018-Two Indenture Supplement.

“Series 2018-Two Excess Collections” shall have the meaning given to the term “Series 2018-Two Excess Collections” in the Series 2018-Two Indenture Supplement

“Series 2018-Two Indenture Supplement” shall mean the Series 2018-Two Indenture Supplement to the Master Indenture dated as of November 16, 2018 among the Issuer, the Servicer and the Indenture Trustee, as amended, restated or otherwise modified from time to time in accordance with its terms.

“Series 2018-Two Notes” shall mean the Series of Notes the terms of which are specified in the Series 2018-Two Indenture Supplement.

“Series 2018-Two Principal Balance” shall have the meaning given to the term “Class A Note Principal Balance” in the Series 2018-Two Indenture Supplement.

“Series 2018-Two Required Amount” shall have the meaning specified in subsection 4.04(d).

“Series Adjusted Allocation Amount” shall have the meaning specified in the Transfer and Servicing Agreement.

“Series Adjusted Subordinated Transferor Amount” shall mean, as of any date, an amount equal to (a) the Series Required Transferor Amount on such date, minus (b) the excess, if any, of the total amount of Transferor Reduction Amounts for all prior Distribution Dates and the amounts that under subsection 4.07(a) were used to fund the Series 2018-Two Required Amount, the Class A-3 Required Amount, the Class A-4 Required Amount, or the Class A-5 Required Amount on all prior Distribution Dates over amounts reimbursed pursuant to subsection 4.05(a)(ix)(B) prior to such date.

“Series Allocation Amount” shall mean, for Series 2018-Three, the total amount of any Note Principal Balance Increases minus the total amount of any payments of principal paid on the Class A Notes at any time other than during an Early Redemption Period, minus the Pre-Funding Amount; provided, however, that if Series 2018-Three is paired with a Paired Series as provided in Section 9.07, then the Series Allocation Amount shall mean the total amount of any Note Principal Balance Increases minus (but only for purposes of the definition of the Series Adjusted Allocation Amount and the Trust Adjusted Allocation Amount used in the definition of Series 2018-Three Allocable Finance Charge Collections, Series 2018-Three Allocable Defaulted Amount and Floating Allocation Percentage (but only to the extent the definition of Floating Allocation Percentage is used in the definitions of Series Finance Charge Collections and Series Default Amount)) the total amount of principal payments made on the Series 2018-Three Notes; provided, further, however, that if Series 2018-Three is paired with a Paired Series as provided in Section 9.07 and if an Early Redemption Event (as such term is defined in the Indenture) occurs with respect to the Paired Series, the Issuer may, by written notice to the Indenture Trustee and the Servicer, reduce the Series Allocation Amount (for all purposes of this Supplement, the Indenture and the Transfer and Servicing Agreement) to a lower amount provided that such amount is not less than the greater of (I) the total amount of all Note Principal Balance Increases minus the total amount of principal payments made on the Series 2018-Three Notes and (II) the Series Allocation Amount (as such term is defined in the Indenture) for such Paired Series.

“Series Allocation Percentage” shall have the meaning specified in the Transfer and Servicing Agreement.

“Series Default Amount” shall mean, with respect to any Monthly Period, an amount equal to the product of (a) the Series 2018-Three Allocable Defaulted Amount for the related Monthly Period and (b) the Floating Allocation Percentage for such Monthly Period.

“Series Required Transferor Amount” shall mean, with respect to any date of determination, an amount equal to (a)(i) the sum of the Note Principal Balance plus the Series 2018-Two Principal Balance, in each case as of the last day of the prior Monthly Period divided by (ii) 95.0% minus (b) the sum of the Note Principal Balance plus the Series 2018-Two Principal Balance, in each case as of the last day of the prior Monthly Period.

“Servicing Fee” shall have the meaning set forth in Schedule 1.

“Special Payment Date” shall mean each Distribution Date with respect to any Redemption Period or Limited Redemption Period.

“Stapled Transfer” shall have the meaning set forth in Section 9.04(g).

“Stated Maturity Date” shall mean February 8, 2022.

“Target Proceeds Amount” shall have the meaning specified in the Class A Purchase Agreement.

“Tax Opinion” means, with respect to any action, an Opinion of Counsel to the effect that, for United States federal income tax purposes, (a) such action will not adversely affect the tax characterization as debt of any Series or Class of Notes Outstanding that were characterized as debt at the time of their issuance, (b) such action will not cause the Issuer to be treated as an association (or publicly traded partnership) taxable as a corporation and (c) such action will not cause or constitute an event in which gain or loss would be recognized by any Holder of any such Notes.

“Three-Month Charge-Off Ratio” shall mean, for any Monthly Period on and after the third full Monthly Period after the Initial Funding Date, the average of the Charge-Off Ratios for such Monthly Period and the two immediately preceding Monthly Periods.

“Three-Month Delinquency Ratio” shall mean, for any Monthly Period on and after the third full Monthly Period after the Initial Funding Date, the average of the Delinquency Ratios for such Monthly Period and the two immediately preceding Monthly Periods.

“Three-Month Excess Spread Percentage” shall mean, for any Monthly Period on and after the third full Monthly Period after the Initial Funding Date, the average of the Excess Spread Percentages for such Monthly Period and the two immediately preceding Monthly Periods.

“Transaction Documents” shall have the meaning set forth in the Class A Purchase Agreement.

“Transaction Party” shall mean any of the Seller, the Transferor, the Issuer and the Servicer.

“Transferor Available Principal Collections” shall mean, with respect to any Distribution Date, an amount equal to the lesser of (i) the product of (A) the sum of (1) the product of the Series 2018-Three Allocable Principal Collections times  the Fixed/Floating Allocation Percentage for such Monthly Period plus (2) the Allocable Principal Collections (as defined in the Series 2018–Two Indenture Supplement), in each case deposited in the Collection Account for the related Monthly Period and (B) 5.0%, and (ii) the greater of (A) the Series Adjusted Subordinated Transferor Amount and (B) zero.

“Transferor Percentage” shall mean 100% minus (a) the Floating Allocation Percentage, when used as of any date with respect to Defaulted Receivables or with respect to Collections of Finance Charge Receivables or (b) the Fixed/Floating Allocation Percentage, when used as of any date with respect to Collections of Principal Receivables.

“Transferor Reduction Amounts” shall have the meaning specified in Section 4.06.

“Transferor’s Interest” shall have the meaning specified in Section 9.09.

(b) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Supplement shall refer to this Supplement as a whole and not to any particular provision of this Supplement; references to any Article, subsection, Section or Exhibit are references to Articles, subsections, Sections and Exhibits in or to this Supplement unless otherwise specified; and the term “including” means “including without limitation.”

ARTICLE III

Fees

Section 3.01.     Servicing Compensation; Marketing Fee.

(a)     Servicing Fee. The share of the Servicing Fee allocable to the Series 2018-Three Noteholders with respect to any Distribution Date (the “Monthly Servicing Fee”) shall mean an amount equal to the product of (1) the Floating Allocation Percentage, (2) the Series 2018-Three Allocation Percentage and (3) the Servicing Fee for the most recent Monthly Period preceding such Distribution Date. The remainder of the Servicing Fee, if any, shall be paid by the Issuer or the holders of the Transferor Certificate and the Noteholders of other Series (as provided in the Transfer and Servicing Agreement and the related Supplements) and in no event shall the Indenture Trustee or the Series 2018-Three Noteholders be liable for the share of the Servicing Fee to be paid by the Issuer or the holders of the Transferor Certificate or the Noteholders of any other Series.

(b)     Marketing Fee. The share of the Marketing Fee allocable to the Series 2018-Three Noteholders with respect to any Distribution Date (the “Monthly Marketing Fee”) shall mean an amount equal to (A) the product of (x) the Marketing Fee for the most recent Monthly Period preceding such Distribution Date times (y) the Floating Allocation Percentage times (z) the sum of the Series 2018-Two Allocation Percentage and the Series 2018-Three Allocation Percentage. The remainder of the Marketing Fee, if any, shall be paid by the Issuer or the holders of the Transferor Certificate and the Noteholders of other Series (as provided in the Transfer and Servicing Agreement and the related Supplements) and in no event shall the Indenture Trustee or the Series 2018-Three Noteholders be liable for the share of the Marketing Fee to be paid by the Issuer or the holders of the Transferor Certificate or the Noteholders of any other Series.

(c)     Backup Servicing Fee. The share of the Backup Servicing Fee allocable to the Series 2018-Three Noteholders with respect to any Distribution Date (the “Monthly Backup Servicing Fee”) shall mean an amount equal to the product of (1) the Floating Allocation Percentage, (2) the Series 2018-Three Allocation Percentage and (3) the Backup Servicing Fee for the most recent Monthly Period preceding such Distribution Date. The remainder of the Backup Servicing Fee, if any, shall be paid by the Issuer or the holders of the Transferor Certificate and the Noteholders of other Series (as provided in the Transfer and Servicing Agreement and the related Supplements) and in no event shall the Indenture Trustee or the Series 2018-Three Noteholders be liable for the share of the Backup Servicing Fee to be paid by the Issuer or the holders of the Transferor Certificate or the Noteholders of any other Series.

ARTICLE IV

Rights of Series 2018-Three Noteholders and
Allocation and Application of Collections

Section 4.01.     Collections and Allocations.

(a)     Allocations. Collections of Finance Charge Receivables and Principal Receivables and Defaulted Receivables allocated to Series 2018-Three pursuant to Section 4.01 of the Transfer and Servicing Agreement shall be allocated and distributed as set forth in this Article.

(b)     Allocations of Collections to the Issuer.

(i)     On each Deposit Date in any Monthly Period, an amount equal to the Transferor Percentage for the related Monthly Period of Series 2018-Three Allocable Finance Charge Collections deposited in the Collection Account shall be retained in the Collection Account and paid to the Issuer on the applicable Distribution Date for application as provided in the Trust Agreement but only if the Collection Release Conditions are satisfied (after giving effect to all Principal Receivables transferred to the Issuer on such day) and otherwise shall be deposited in the Special Funding Account; and

(ii)     On each Deposit Date in any Monthly Period, an amount equal to the Transferor Percentage for the related Monthly Period of Series 2018-Three Allocable Principal Collections deposited in the Collection Account shall be allocated to the Issuer and retained in the Collection Account and paid to the Issuer for application as provided in the Trust Agreement on the applicable Distribution Date for such Monthly Period but only if the Collection Release Conditions are satisfied (after giving effect to all Principal Receivables transferred to the Issuer on such day) and otherwise shall be deposited in the Special Funding Account; provided, however, in the event that a Series 2018-Two Borrowing Base Deficiency or Net Eligible Receivables Balance Deficiency exists on any Business Day, the Servicer shall direct the Indenture Trustee in writing to withdraw from the Collection Account an amount equal to the lesser of (x) the sum of such Series 2018-Two Borrowing Base Deficiency and Net Eligible Receivables Balance Deficiency and (y) the amount calculated prior to the proviso in this clause (ii), and distribute such amount on the following Business Day in the following order of priority: first, to the Series 2018-Two Notes in reduction of any Series 2018-Two Borrowing Base Deficiency; and second, the balance, if any, pro rata to the Class A Noteholders, in reduction of the Net Eligible Receivables Balance Deficiency.

The withdrawals to be made from the Collection Account pursuant to this subsection 4.01(b) do not apply to deposits into the Collection Account that do not represent Collections, including payment for the reassignment of the Receivables pursuant to Section 2.04(c) or Section 2.05 of the Transfer and Servicing Agreement, payment of the purchase price for the Series 2018-Three Notes pursuant to Section 8.01 of the Transfer and Servicing Agreement, payment of the Redemption Amount for the Series 2018-Three Notes pursuant to Section 7.01 or Section 8.01 of this Supplement and proceeds from the sale, disposition or liquidation of Receivables pursuant to Section 5.05 of the Indenture.

(c)     Allocations of Collections to the Series 2018-Three Noteholders.

(i) Allocations of Finance Charge Receivables. The Servicer shall, prior to the close of business on any Deposit Date, allocate to Series 2018-Three and retain in the Collection Account for application as provided herein an amount equal to the product of (A) the Floating Allocation Percentage, (B) the Series 2018-Three Allocation Percentage, and (C) the aggregate amount of Collections of Finance Charge Receivables received by the Servicer and deposited to the Collection Account with respect to such Deposit Date.

(ii) Allocations of Principal Receivables. The Servicer shall allocate to Series 2018-Three the following amounts as set forth below:

1.     Allocations During the Revolving Period. With respect to any Deposit Date during the Revolving Period, an amount equal to the product of (I) the Fixed/Floating Allocation Percentage, (II) the Series 2018-Three Allocation Percentage and (III) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account with respect to such Deposit Date shall be allocated to the Series 2018-Three Noteholders and retained in the Collection Account and paid to the Issuer on the applicable Distribution Date for application as provided in the Trust Agreement, but only if the Collection Release Conditions are satisfied (after giving effect to all Principal Receivables transferred to the Issuer on such day) and otherwise shall be applied as provided herein.

2.     Allocations During the Limited Redemption Period. With respect to any Deposit Date during the Limited Redemption Period, an amount equal to the product of (I) the Fixed/Floating Allocation Percentage and (II) the Series 2018-Three Allocation Percentage and (III) the aggregate amount of Collections of Principal Receivables deposited to the Collection Account with respect to such Deposit Date shall be allocated to the Series 2018-Three Noteholders and retained in the Collection Account until applied as provided herein.

3.     Allocations During a Redemption Period. With respect to any Deposit Date during a Redemption Period, an amount equal to the product of (I) the Fixed/Floating Allocation Percentage and (II) the Series 2018-Three Allocation Percentage and (III) the aggregate amount of Collections of Principal Receivables deposited to the Collection Account with respect to such Deposit Date shall be allocated to the Series 2018-Three Noteholders and retained in the Collection Account until applied as provided herein.

(d)     Daily Deposit of Collections. Notwithstanding any provision of any Transaction Document to the contrary, including Section 4.01 of the Transfer and Servicing Agreement, the Servicer shall deposit all Collections into the Collection Account no later than the first (1st) Business Day immediately following the Date of Processing.

Section 4.02.     Determination of Monthly Interest.

(a)     The amount of monthly interest distributable from the Collection Account with respect to the Class A-3 Notes on any Distribution Date (“Class A-3 Monthly Interest”) shall be an amount equal to the sum of the Class A-3 Daily Interest for each day in such Interest Period. The amount of interest (the “Class A-3 Daily Interest”) allocable to the Class A-3 Notes with respect to any day falling in any Interest Period shall be an amount equal to the product of (i) the Class A-3 Note Rate for that Interest Period, (ii) a fraction the numerator of which is 1 and the denominator of which is 360 and (iii) the Class A-3 Note Principal Balance as of the close of business on such day.

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class A-3 Interest Shortfall”), of (x) the Class A-3 Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A-3 Monthly Interest on such Distribution Date. If the Class A-3 Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A-3 Interest Shortfall is fully paid, an additional amount (“Class A-3 Additional Interest”) equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A-3 Note Rate and (ii) such Class A-3 Interest Shortfall (or the portion thereof which has not been paid on the Class A-3 Notes) shall be payable as provided herein with respect to the Class A-3 Notes. Notwithstanding anything to the contrary herein, Class A-3 Additional Interest shall be payable or distributed on the Class A-3 Notes only to the extent permitted by applicable law.

(b)     The amount of monthly interest distributable from the Collection Account with respect to the Class A-4 Notes on any Distribution Date (“Class A-4 Monthly Interest”) shall be an amount equal to the sum of the Class A-4 Daily Interest for each day in such Interest Period. The amount of interest (the “Class A-4 Daily Interest”) allocable to the Class A-4 Notes with respect to any day falling in any Interest Period shall be an amount equal to the product of (i) the Class A-4 Note Rate for that Interest Period, (ii) a fraction the numerator of which is 1 and the denominator of which is 360 and (iii) the Class A-4 Note Principal Balance as of the close of business on such day.

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class A-4 Interest Shortfall”), of (x) the Class A-4 Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A-4 Monthly Interest on such Distribution Date. If the Class A-4 Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A-4 Interest Shortfall is fully paid, an additional amount (“Class A-4 Additional Interest”) equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A-4 Note Rate and (ii) such Class A-4 Interest Shortfall (or the portion thereof which has not been paid on the Class A-4 Notes) shall be payable as provided herein with respect to the Class A-4 Notes. Notwithstanding anything to the contrary herein, Class A-4 Additional Interest shall be payable or distributed on the Class A-4 Notes only to the extent permitted by applicable law.

(c)     The amount of monthly interest distributable from the Collection Account with respect to the Class A-5 Notes on any Distribution Date (“Class A-5 Monthly Interest”) shall be an amount equal to the sum of the Class A-5 Daily Interest for each day in such Interest Period. The amount of interest (the “Class A-5 Daily Interest”) allocable to the Class A-5 Notes with respect to any day falling in any Interest Period shall be an amount equal to the product of (i) the Class A-5 Note Rate for that Interest Period, (ii) a fraction the numerator of which is 1 and the denominator of which is 360 and (iii) the Class A-5 Note Principal Balance as of the close of business on such day.

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class A-5 Interest Shortfall”), of (x) the Class A-5 Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A-5 Monthly Interest on such Distribution Date. If the Class A-5 Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A-5 Interest Shortfall is fully paid, an additional amount (“Class A-5 Additional Interest”) equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A-5 Note Rate and (ii) such Class A-5 Interest Shortfall (or the portion thereof which has not been paid on the Class A-5 Notes) shall be payable as provided herein with respect to the Class A-5 Notes. Notwithstanding anything to the contrary herein, Class A-5 Additional Interest shall be payable or distributed on the Class A-5 Notes only to the extent permitted by applicable law.

(d)     The amount of monthly interest distributable from the Collection Account with respect to the Class B Notes on any Distribution Date (“Class B Monthly Interest”) shall be an amount equal to the sum of the Class B Daily Interest for each day in such Interest Period. The amount of interest (the “Class B Daily Interest”) allocable to the Class B Notes with respect to any day falling in any Interest Period shall be an amount equal to the product of (i) the Class B Note Rate for that Interest Period, (ii) a fraction the numerator of which is 1 and the denominator of which is 360 and (iii) the Class B Note Principal Balance as of the close of business on such day.

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class B Interest Shortfall”), of (x) the Class B Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date. If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class B Interest Shortfall is fully paid, an additional amount (“Class B Additional Interest”) equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Note Rate and (ii) such Class B Interest Shortfall (or the portion thereof which has not been paid on the Class B Notes) shall be payable as provided herein with respect to the Class B Notes. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed on the Class B Notes only to the extent permitted by applicable law.

Section 4.03.     Limited Redemption; Optional Redemption.

(a)     The Issuer may from time to time at its sole discretion, unless an Early Redemption Event shall have occurred prior thereto, suspend the Revolving Period and cause a Limited Redemption Period to commence for one or more Monthly Periods by delivering to the Servicer, the Indenture Trustee and the Agent written notice at least five (5) Business Days prior to the first day of the Monthly Period in which such Limited Redemption Period is scheduled to commence, which notice shall specify the initial Limited Redemption Amount for such Limited Redemption Period; provided that the Issuer may not cause a Limited Redemption Period to commence unless, in the reasonable belief of the Issuer, such Limited Redemption Period would not result in the occurrence of an Early Redemption Event; provided further that, for so long as the Series 2018-Two Notes remain outstanding, both before and immediately following any amount paid in such Limited Redemption Period, (y) the Collection Release Conditions shall have been satisfied, and (z) the sum of the Note Principal Balance and the Series Adjusted Subordinated Transferor Amount shall be no less than the Required Senior Subordination Amount.

(b)     On any Business Day during the Revolving Period, the Issuer may cause the Servicer to provide written notice to the Indenture Trustee, the Agent and the Series 2018-Three Noteholders (an “Optional Redemption Notice”) at least two Business Days prior to any Business Day (the “Optional Redemption Date”) stating its intention to cause a full or partial redemption of the Series 2018-Three Notes on the Optional Redemption Date in the amount (the “Optional Redemption Amount”) set forth on such Optional Redemption Notice. The Optional Redemption Amount shall be paid from any Available Principal Collections on deposit in the Collection Account, from the proceeds of the issuance of one or more new Series of Notes issued substantially contemporaneously with such full redemption, or from any other monies available to the Issuer or the Transferor including the proceeds of a Senior Facility (or any combination of the above); provided that, for so long as the Series 2018-Two Notes remain outstanding, both before and immediately following payment of all or any portion of such Optional Redemption Amount, (x) if any portion of the Optional Redemption Amount is to be paid from Available Principal Collections on deposit in the Collection Account, the Collection Release Conditions shall have been satisfied, and (y) either (A) the Series 2018-Two Notes shall have first been redeemed in full in accordance with the terms set forth in Section 4.04 of the Series 2018-Two Indenture Supplement or (B) the sum of the Note Principal Balance and the Series Adjusted Subordinated Transferor Amount shall be no less than the Required Senior Subordination Amount. On the Optional Redemption Date the Servicer shall pay, or shall cause the Paying Agent to apply by written instruction to the Paying Agent, (1) the Optional Redemption Amount with respect to the Class A Notes to the Agent for the benefit of the Class A Noteholders, and (2) the Optional Redemption Amount with respect to the Class B Notes to the Class B Noteholders, as applicable. The Servicer shall provide notice to the Indenture Trustee of the payment of any Optional Redemption Amount.

(c)     Any Limited Redemption Amount or Optional Redemption Amount with respect to Class A Notes shall be applied as repayments of principal of the Class A Notes in accordance with Section 2.2(c) of the Class A Purchase Agreement. In connection with each Limited Redemption or Optional Redemption, all Series 2018-Three Monthly Interest on such repaid principal amounts, and all other amounts (including any accrued but unpaid Target Proceeds Amount) due in respect of such repayments under any Transaction Document, shall be paid at the time the related Limited Redemption Amount or Optional Redemption Amount is paid.

Section 4.04.     Required Amounts.

(a)     With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the “Class A-3 Required Amount”), if any, by which (x) the amount required pursuant to subsections 4.05(a)(i) and 4.05(a)(iii) for such Distribution Date exceeds (y) the Available Finance Charge Collections for such Distribution Date available to fund such amount. In the event that the Class A-3 Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Indenture Trustee of such Class A-3 Required Amount on the date of computation.

(b)     With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the “Class A-4 Required Amount”), if any, by which (x) the amount required pursuant to subsection 4.05(a)(iv) for such Distribution Date exceeds (y) the Available Finance Charge Collections for such Distribution Date available to fund such amount. In the event that the Class A-4 Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Indenture Trustee of such Class A-4 Required Amount on the date of computation.

(c)     With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the “Class A-5 Required Amount”), if any, by which (x) the amount required pursuant to subsection 4.05(a)(v) for such Distribution Date exceeds (y) the Available Finance Charge Collections for such Distribution Date available to fund such amount. In the event that the Class A-5 Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Indenture Trustee of such Class A-5 Required Amount on the date of computation.

(d)     With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the “Series 2018-Two Required Amount”), if any, by which (x) the amount required pursuant to subsections 4.05(a)(i) through 4.05(a)(ii) of the Series 2018-Two Indenture Supplement for such Distribution Date exceeds (y) the Series 2018-Two Available Funds for such Distribution Date available to fund such amount. In the event that the Series 2018-Two Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Indenture Trustee of such Series 2018-Two Required Amount on the date of computation.

Section 4.05.     Application of Available Funds and Available Principal Collections. The Servicer shall apply, or shall cause the Paying Agent to apply by written instruction to the Paying Agent pursuant to the Monthly Servicer Statement, on each Distribution Date, Available Funds and Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date to make the following distributions:

(a)     On each Distribution Date, an amount equal to the Available Funds with respect to such Distribution Date will be distributed in the following priority:

(i)     an amount equal to the sum of the Monthly Servicing Fee, the Program Fees, the Capped Program Expenses and the Monthly Backup Servicing Fee, if any, for the related Distribution Date plus the sum of the amount of any Monthly Servicing Fee, the Program Fees, the Capped Program Expenses and any Monthly Backup Servicing Fee previously due but not distributed to the Servicer, the Owner Trustee, the Indenture Trustee or the Backup Servicer, if any respectively, on a prior Distribution Date, shall be distributed pro rata to the Servicer, the Owner Trustee, the Indenture Trustee and the Backup Servicer, if any;

(ii)     if and for so long as Series 2018-Two remains outstanding, an amount equal to the Senior Facility First FC Amount, if any, shall be distributed to Series 2018-Two Noteholders to be paid in accordance with the terms of the Series 2018-Two Indenture Supplement;

(iii)     an amount equal to Class A-3 Monthly Interest for the related Distribution Date plus an amount equal to any Class A-3 Interest Shortfall not distributed on a prior Distribution Date plus the amount of any Class A-3 Additional Interest for such Distribution Date plus any Class A-3 Additional Interest previously due but not distributed to Class A-3 Noteholders on a prior Distribution Date, shall be distributed to the Class A-3 Noteholders;

(iv)     an amount equal to Class A-4 Monthly Interest for the related Distribution Date plus an amount equal to any Class A-4 Interest Shortfall not distributed on a prior Distribution Date plus the amount of any Class A-4 Additional Interest for such Distribution Date plus any Class A-4 Additional Interest previously due but not distributed to Class A-4 Noteholders on a prior Distribution Date, shall be distributed to the Class A-4 Noteholders;

(v)     an amount equal to Class A-5 Monthly Interest for the related Distribution Date plus an amount equal to any Class A-5 Interest Shortfall not distributed on a prior Distribution Date plus the amount of any Class A-5 Additional Interest for such Distribution Date plus any Class A-5 Additional Interest previously due but not distributed to Class A-5 Noteholders on a prior Distribution Date, shall be distributed to the Class A-5 Noteholders;

(vi)     if and for so long as Series 2018-Two remains outstanding, an amount equal to the Senior Facility Second FC Amount, if any, shall be distributed to Series 2018-Two to be paid in accordance with the terms of the Series 2018-Two Indenture Supplement;

(vii)     an amount equal to the Target Proceeds Amount and Class A Costs accrued for or otherwise due on such Distribution Date plus any Target Proceeds Amount and Class A Costs previously due but not distributed to the Agent on a prior Distribution Date shall be distributed to the Agent;

(viii)     an amount equal to the Series Default Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

(ix)     (A) an amount equal to the aggregate amount of Reduction Amounts and amounts that under subsections 4.07(b) through (e) were used to fund the Series 2018-Two Required Amount, the Class A-3 Required Amount, the Class A-4 Required Amount or the Class A-5 Required Amount which have not been previously reimbursed shall be treated as a portion of Available Principal Collections for such Distribution Date;

(B) an amount equal to the aggregate amount of Transferor Reduction Amounts and amounts that under subsection 4.07(a) were used to fund the Series 2018-Two Required Amount, the Class A-3 Required Amount, the Class A-4 Required Amount or the Class A-5 Required Amount which have not been previously reimbursed shall be treated as a portion of Available Principal Collections for such Distribution Date;

(x)     if an Early Redemption Event has occurred on or prior to such Distribution Date, an amount up to the Class A Note Principal Balance on such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

(xi)     an amount equal to the Monthly Marketing Fee for such Distribution Date, plus the amount of any Monthly Marketing Fee previously due but not distributed to the Seller on a prior Distribution Date, shall be distributed to the Seller;

(xii)     an amount equal to Class B Monthly Interest for such Distribution Date plus an amount equal to any Class B Interest Shortfall not distributed on a prior Distribution Date plus the amount of any Class B Additional Interest for such Distribution Date plus any Class B Additional Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date, shall be distributed to the Class B Noteholders;

(xiii)     an amount equal to the Program Expenses for such Distribution Date minus any Capped Program Expenses paid in clause (i) above for such Distribution Date, plus the amount of any Program Expenses previously due but not distributed to the Owner Trustee or Indenture Trustee on a prior Distribution Date, shall be distributed pro rata to the Owner Trustee and the Indenture Trustee;

(xiv)     the balance of such Available Funds (“Excess Collections”) shall be distributed as follows: [*****].

(b)     On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed in the following order of priority:

(i)     if and for so long as Series 2018-Two remains outstanding, an amount equal to the Senior Facility Principal Amount shall be distributed to Series 2018-Two to be paid in accordance with the terms of the Series 2018-Two Indenture Supplement;

(ii)     an amount equal to the Net Eligible Receivables Balance Deficiency, if any, shall be distributed pro rata to the Class A Noteholders in reduction of the Class A Note Principal Balance;

(iii)     an amount, to the extent available, equal to the Target Proceeds Amount, if any, shall be distributed to the Agent; and

(iv)     an amount equal to the balance, if any, of such Available Principal Collections shall be distributed to the Transferor, but only if the Transferor Amount on such date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Issuer on such day) and otherwise shall be deposited in the Special Funding Account.

(c)     On each Distribution Date with respect to an Early Redemption Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed in the following order of priority:

(i)     if and for so long as Series 2018-Two remains outstanding, an amount equal to the Senior Facility Principal Amount shall first be distributed to Series 2018-Two to be paid in accordance with the terms of the Series 2018-Two Indenture Supplement;

(ii)     an amount, to the extent available, equal to the Class A-3 Note Principal Balance shall be distributed to the Class A-3 Noteholders;

(iii)     for each Distribution Date beginning on the Distribution Date on which the Class A-3 Notes have been paid in full, an amount, to the extent available, equal to the Class A-4 Note Principal Balance shall be distributed to the Class A-4 Noteholders;

(iv)     for each Distribution Date beginning on the Distribution Date on which the Class A-4 Notes have been paid in full, an amount, to the extent available, equal to the Class A-5 Note Principal Balance shall be distributed to the Class A-5 Noteholders;

(v)     for each Distribution Date beginning on the Distribution Date on which the Class A-5 Notes have been paid in full, an amount, to the extent available, equal to the Class B Note Principal Balance shall be distributed to the Class B Noteholders;

(vi)     an amount, to the extent available, equal to the Target Proceeds Amount, if any, shall be distributed to the Agent; and

(vii)     for each Distribution Date beginning on the Distribution Date on which the Class B Notes are paid in full, an amount equal to the balance, if any, of such Available Principal Collections shall be distributed to the Transferor, but only if the Transferor Amount on such date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Issuer on such day) and otherwise shall be deposited in the Special Funding Account.

(d)     On each Distribution Date with respect to the Limited Redemption Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed in the following order of priority:

(i)     if and for so long as Series 2018-Two remains outstanding, an amount equal to the Senior Facility Principal Amount shall first be distributed to Series 2018-Two Noteholders to be paid in accordance with the terms of the Series 2018-Two Indenture Supplement;

(ii)     an amount equal to the Limited Redemption Amount shall be distributed to the Noteholders in accordance with the priority set forth in the Limited Redemption Notice;

(iii)     an amount, to the extent available, equal to the Target Proceeds Amount, if any, shall be distributed to the Agent; and

(iv)     the balance of such Available Principal Collections shall be distributed to the Transferor, but only if the Transferor Amount on such date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Issuer on such day) and otherwise shall be deposited in the Special Funding Account.

Section 4.06.     Defaulted Amounts; Reduction Amounts.

On each Determination Date, the Servicer shall calculate the Series Default Amount for the related Distribution Date. If, on any Distribution Date, the Series Default Amount for the related Monthly Period exceeds the Available Finance Charge Collections allocated and available for that purpose pursuant to subsection 4.05(a)(viii) for such Distribution Date,

(a) first, the Series Adjusted Subordinated Transferor Amount (after giving effect to any reductions for Transferor Available Principal Collections that under subsection 4.07(a) were used to fund the Series 2018-Two Required Amount, the Class A-3 Required Amount, the Class A-4 Required Amount or the Class A-5 Required Amount on such Distribution Date), will be reduced, subject to the succeeding sentence, by the amount of such excess, but not by more than the Series Default Amount for such Distribution Date (a “Transferor Reduction Amount”). In the event that such reduction would cause the Series Adjusted Subordinated Transferor Amount to be a negative number, the Series Adjusted Subordinated Transferor Amount shall be reduced to zero. Transferor Reduction Amounts shall thereafter be reimbursed and the Series Adjusted Subordinated Transferor Amount increased (but not by an amount in excess of the aggregate unreimbursed Transferor Reduction Amounts) on any Distribution Date by the amount of Available Finance Charge Collections allocated and available for that purpose pursuant to subsection 4.05(a)(ix)(B).

(b) second, in the event, the Series Adjusted Subordinated Transferor Amount has been reduced to zero in accordance with clause (a) above, the Allocation Amount (after giving effect to any reductions for Reallocated Principal Collections that under subsections 4.07(b) through (e) were used to fund the Series 2018-Two Required Amount, the Class A-3 Required Amount, the Class A-4 Required Amount or the Class A-5 Required Amount on such Distribution Date), will be reduced, subject to the succeeding sentence, by the amount of such excess, but not by more than the Series Default Amount for such Distribution Date (a “Reduction Amount”). In the event that such reduction would cause the Allocation Amount to be a negative number, the Allocation Amount shall be reduced to zero. Reduction Amounts shall thereafter be reimbursed and the Allocation Amount increased (but not by an amount in excess of the aggregate unreimbursed Reduction Amounts) on any Distribution Date by the amount of Available Finance Charge Collections allocated and available for that purpose pursuant to subsection 4.05(a)(ix)(A).

Section 4.07.     Reallocated Principal Collections.

(a)     On each Distribution Date, prior to the application of Reallocated Principal Collections in accordance with subsections (b) through (f) below, the Servicer shall direct the Paying Agent to apply by written instruction to the Paying Agent pursuant to the related Monthly Servicer Statement, Transferor Available Principal Collections with respect to such Distribution Date, to fund, in the following order of priority, the Series 2018-Two Required Amount, the Class A-3 Required Amount, the Class A-4 Required Amount and the Class A-5 Required Amount. On each Distribution Date, the Series Adjusted Subordinated Transferor Amount shall be reduced by the amount of Transferor Available Principal Collections used to fund the Series 2018-Two Required Amount, the Class A-3 Required Amount, the Class A-4 Required Amount and the Class A-5 Required Amount for such Distribution Date, but in any event the Series Adjusted Subordinated Transferor Amount shall not be reduced by operation of this subsection 4.07(a) to an amount less than zero.

(b)     On each Distribution Date, the Servicer shall direct the Paying Agent to apply by written instruction to the Paying Agent pursuant to the related Monthly Servicer Statement, Reallocated Principal Collections with respect to such Distribution Date, to fund the excess, if any, of the Series 2018-Two Required Amount over the amount funded in accordance with subsection 4.07(a). On each Distribution Date, the Allocation Amount shall be reduced by the amount of Reallocated Principal Collections used to fund the Series 2018-Two Required Amount for such Distribution Date, but in any event the Allocation Amount shall not be reduced by operation of this subsection 4.07(b) to an amount less than the Note Principal Balance.

(c)     On each Distribution Date, the Servicer shall direct the Paying Agent to apply by written instruction to the Paying Agent pursuant to the Monthly Servicer Statement, Reallocated Principal Collections with respect to such Distribution Date remaining after application in accordance with subsection 4.07(b), to fund the excess, if any, of the Class A-3 Required Amount over the amount funded in accordance with subsection 4.07(a); provided, however, that the amount of Reallocated Principal Collections applied in accordance with this subsection 4.07(c) shall not exceed an amount equal to Reallocated Class B Principal Collections with respect to such Distribution Date remaining after application in accordance with subsection 4.07(b). On each Distribution Date, the Allocation Amount shall be reduced by the amount of Reallocated Principal Collections used to fund the Class A-3 Required Amount for such Distribution Date, but in any event the Allocation Amount shall not be reduced by operation of this subsection 4.07(c) to an amount less than the Class A-3 Note Principal Balance.

(d)     On each Distribution Date, the Servicer shall direct the Paying Agent to apply by written instruction to the Paying Agent pursuant to the Monthly Servicer Statement, Reallocated Principal Collections with respect to such Distribution Date remaining after application in accordance with subsection 4.07(c), to fund the excess, if any, of the Class A-4 Required Amount over the amount funded in accordance with subsection 4.07(a); provided, however, that the amount of Reallocated Principal Collections applied in accordance with this subsection 4.07(d) shall not exceed an amount equal to Reallocated Class B Principal Collections with respect to such Distribution Date remaining after application in accordance with subsection 4.07(c). On each Distribution Date, the Allocation Amount shall be reduced by the amount of Reallocated Principal Collections used to fund the Class A-4 Required Amount for such Distribution Date, but in any event the Allocation Amount shall not be reduced by operation of this subsection 4.07(d) to an amount less than the sum of the Class A-3 Note Principal Balance and the Class A-4 Note Principal Balance.

(e)     On each Distribution Date, the Servicer shall direct the Paying Agent to apply by written instruction to the Paying Agent pursuant to the Monthly Servicer Statement, Reallocated Principal Collections with respect to such Distribution Date remaining after application in accordance with subsection 4.07(d), to fund the excess, if any, of the Class A-5 Required Amount over the amount funded in accordance with subsection 4.07(a); provided, however, that the amount of Reallocated Principal Collections applied in accordance with this subsection 4.07(e) shall not exceed an amount equal to Reallocated Class B Principal Collections with respect to such Distribution Date remaining after application in accordance with subsection 4.07(d). On each Distribution Date, the Allocation Amount shall be reduced by the amount of Reallocated Principal Collections used to fund the Class A-5 Required Amount for such Distribution Date, but in any event the Allocation Amount shall not be reduced by operation of this subsection 4.07(e) to an amount less than the sum of the Class A-3 Note Principal Balance, the Class A-4 Note Principal Balance and the Class A-5 Note Principal Balance.

Section 4.08.     Principal Amount Increases.

(a)     The Class A-3 Noteholders agree, by acceptance of the Class A-3 Notes, that the Issuer may from time to time, during the Revolving Period, request upon ten (10) Business Days prior irrevocable written notice to each of the Indenture Trustee, the Servicer and the Class A-3 Noteholders substantially in the form of Exhibit A to the Class A Purchase Agreement that the Class A-3 Noteholders fund increases in the outstanding principal balance of the Class A-3 Notes in the specified amounts (each such amount, a “Class A-3 Note Principal Balance Increase”); provided, however, that any applicable conditions and limits on increases set forth in the Class A Purchase Agreement shall have been satisfied or waived as provided therein. The Class A-3 Noteholders shall fund a Class A-3 Note Principal Balance Increase, upon payment, in same day funds, to the Issuer of the amount of such Class A-3 Note Principal Balance Increase, in accordance with the payment instructions specified in the notice delivered with respect to such Class A-3 Note Principal Increase.

(b)     The Class A-4 Noteholders agree, by acceptance of the Class A-4 Notes, that the Issuer may from time to time, during the Revolving Period, request upon ten (10) Business Days prior irrevocable written notice to each of the Indenture Trustee, the Servicer and the Class A-4 Noteholders substantially in the form of Exhibit A to the Class A Purchase Agreement that the Class A-4 Noteholders fund increases in the outstanding principal balance of the Class A-4 Notes in the specified amounts (each such amount, a “Class A-4 Note Principal Balance Increase”); provided, however, that any applicable conditions and limits on increases set forth in the Class A Purchase Agreement shall have been satisfied or waived as provided therein. The Class A-4 Noteholders shall fund a Class A-4 Note Principal Balance Increase, upon payment, in same day funds, to the Issuer of the amount of such Class A-4 Note Principal Balance Increase, in accordance with the payment instructions specified in the notice delivered with respect to such Class A-4 Note Principal Increase.

(c)     The Class A-5 Noteholders agree, by acceptance of the Class A-5 Notes, that the Issuer may from time to time, during the Revolving Period, request upon ten (10) Business Days prior irrevocable written notice to each of the Indenture Trustee, the Servicer and the Class A-5 Noteholders substantially in the form of Exhibit A to the Class A Purchase Agreement that the Class A-5 Noteholders fund increases in the outstanding principal balance of the Class A-5 Notes in the specified amounts (each such amount, a “Class A-5 Note Principal Balance Increase”); provided, however, that any applicable conditions and limits on increases set forth in the Class A Purchase Agreement shall have been satisfied or waived as provided therein. The Class A-5 Noteholders shall fund a Class A-5 Note Principal Balance Increase, upon payment, in same day funds, to the Issuer of the amount of such Class A-5 Note Principal Balance Increase, in accordance with the payment instructions specified in the notice delivered with respect to such Class A-5 Note Principal Increase.

(d)     The Class B Noteholders agree, by acceptance of the Class B Notes, that the Issuer may from time to time, during the Revolving Period, request upon two (2) Business Days prior irrevocable written notice to each of the Indenture Trustee, the Servicer and the Class B Noteholders substantially in the form of Exhibit D that the Class B Noteholders fund increases in the outstanding principal balance of the Class B Notes in the specified amounts (each such amount, a “Class B Note Principal Balance Increase”).

(e)     Other than as provided in the Class A Purchase Agreement, no decrease in the outstanding principal balance of the Class A Notes pursuant to Section 4.03 shall limit the ability of the Issuer to increase the outstanding principal balance of the Class A Notes pursuant to this Section 4.08.

Section 4.09.     Series 2018-Three Distribution Account.

(a)     The Servicer shall establish and maintain with the Paying Agent, in the name of the Indenture Trustee, for the benefit of the Series 2018-Three Noteholders, a Series Account (the “Series 2018-Three Distribution Account”) bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2018-Three Noteholders. The Series 2018-Three Distribution Account shall be established and maintained with the Paying Agent on behalf of and in the name of the Indenture Trustee. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2018-Three Distribution Account and in all proceeds thereof. The Series 2018-Three Distribution Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2018-Three Noteholders. Funds on deposit in the Series 2018-Three Distribution Account shall not be subject to investment. If at any time the Series 2018-Three Distribution Account ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which the Series 2018-Three Noteholders shall consent) establish a new Series 2018-Three Distribution Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash or any investments to such new Series 2018-Three Distribution Account.

(b)     On each Distribution Date, the Indenture Trustee, solely in accordance with the Monthly Servicer Statement, shall withdraw from the Collection Account and deposit into the Series 2018-Three Distribution Account Collections of Finance Charge Receivables and Principal Receivables allocated to Series 2018-Three on such Distribution Date for application pursuant to Section 4.05.

Section 4.10.     Pre-Funding Account.

(a)     The Servicer shall establish and maintain with the Paying Agent, in the name of the Indenture Trustee, for the benefit of the Noteholders, an Eligible Deposit Account (the “Pre-Funding Account”) bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Noteholders and the Class B Noteholders. The Pre-Funding Account shall be established and maintained with the Paying Agent on behalf of and in the name of the Indenture Trustee. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Pre-Funding Account and in all proceeds thereof. The Pre-Funding Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Class A Noteholders and the Class B Noteholders. If at any time the Pre-Funding Account ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period if necessary, not to exceed 30 calendar days) establish a new Pre-Funding Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash or any investments to such new Pre-Funding Account. The Paying Agent on behalf of the Indenture Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Pre-Funding Account from time to time for the purposes set forth in this Supplement, and (ii) on a date on which a Note Principal Balance Increase occurs, if directed to by the Servicer, make a deposit into the Pre-Funding Account from the money received in payment of the purchase price for such Note Principal Balance Increase in the amount specified by the Servicer, equal to the least of (1) the sum of the Class A-3 Note Principal Balance Increase, the Class A-4 Note Principal Balance Increase, the Class A-5 Note Principal Balance Increase, and the Class B Note Principal Balance Increase, (2) the amount specified by the Servicer equal to the positive difference between the Note Principal Balance and the Allocation Amount (after giving effect to such Note Principal Balance Increase), and (3) an amount equal to the product of (x) 0.10 and (y) the Note Principal Balance (after giving effect to such Note Principal Balance Increase).

(b)     Funds on deposit in the Pre-Funding Account shall be invested at the written direction of the Servicer by the Indenture Trustee in Eligible Investments. In no event shall the Paying Agent or the Indenture Trustee be liable for the selection of Eligible Investments or for investment losses incurred thereon, except with respect to investments on which the institution acting as the Indenture Trustee is an obligor. The Indenture Trustee and the Paying Agent shall have no liability in respect of losses incurred as a result of the liquidation of any Eligible Investment prior to its stated maturity or the failure of the Servicer to provide timely written investment direction. The Indenture Trustee and the Paying Agent shall have no obligation to invest or reinvest any amounts held hereunder in the absence of written investment direction. Funds on deposit in the Pre-Funding Account on any Transfer Date, after giving effect to any withdrawals from the Pre-Funding Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Indenture Trustee shall hold such Eligible Investments as provided in Section 6.15 of the Indenture. No such Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Indenture Trustee may sell, liquidate or dispose of any such Eligible Investment before its maturity, at the written direction of the Servicer, if such sale, liquidation or disposal would not result in a loss of all or part of the principal portion of such Eligible Investment or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Pre-Funding Account (“Pre-Funding Investments Proceeds”) shall be deposited in the Collection Account and treated as a portion of Available Funds for that Distribution Date. For purposes of determining the availability of funds or the balance in the Pre-Funding Account for any reason under this Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

(c)     On any Deposit Date in a Monthly Period during the Revolving Period, the Servicer may withdraw from the Pre-Funding Account an amount not to exceed the lesser of (1) the positive difference, if any, between (I) the Transferor Amount and (II) the Required Transferor Amount, and (2) the amount on deposit in the Pre-Funding Account, and pay such amount to the Issuer for application pursuant to the Trust Agreement.

(d)     In the event that there are funds on deposit in the Pre-Funding Account on the earlier to occur of (1) the first Distribution Date following the end of the Revolving Period, and (2) the second Distribution Date following the date on which the most recent Note Principal Balance Increase occurred, the Servicer shall cause the Paying Agent on behalf of the Indenture Trustee to apply all amounts on deposit in the Pre-Funding Account to the Paying Agent for pro rata payment of principal on the Class A Notes and the Class B Notes. For the avoidance of doubt, the application of any funds from the Pre-Funding Account to any payment of principal of Series 2018-Three Notes shall be considered a prepayment of principal.

(e)     Notwithstanding anything to the contrary in any Transaction Document related to the Senior Facility or otherwise, the funds on deposit in the Pre-Funding Account shall not be available for any payment due under the Senior Facility or any other Series except Series 2018-Three.

ARTICLE V

Distributions and Reports to
Series 2018-Three Noteholders

Section 5.01.     Distributions.

(a)     On each Distribution Date, the Paying Agent, solely in accordance with the Monthly Servicer Statement, shall distribute to Series 2018-Two (other than as provided in Section 10.02 of the Indenture) such amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay Senior Facility First FC Amounts and Senior Facility Second FC Amounts.

(b)     On each Distribution Date, the Paying Agent, solely in accordance with the Monthly Servicer Statement, shall distribute to Series 2018-Two (other than as provided in Section 10.02 of the Indenture) such amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay Senior Facility Principal Amounts.

(c)     On each Distribution Date, the Paying Agent, solely in accordance with the Monthly Servicer Statement, shall distribute to each Class A-3 Noteholder (other than as provided in Section 10.02 of the Indenture) such amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class A-3 Notes.

(d)     On each Special Payment Date, the Paying Agent, solely in accordance with the Monthly Servicer Statement, shall distribute to each Class A-3 Noteholder of record on the related Record Date (other than as provided in Section 10.02 of the Indenture) such amounts held by the Paying Agent that are allocated and available on such date to pay principal of the Class A-3 Notes pursuant to this Supplement up to a maximum amount on any such date equal to the Class A-3 Note Principal Balance on such date.

(e)     On each Distribution Date, the Paying Agent, solely in accordance with the Monthly Servicer Statement, shall distribute to each Class A-4 Noteholder (other than as provided in Section 10.02 of the Indenture) such amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class A-4 Notes.

(f)     On each Special Payment Date, the Paying Agent, solely in accordance with the Monthly Servicer Statement, shall distribute to each Class A-4 Noteholder of record on the related Record Date (other than as provided in Section 10.02 of the Indenture) such amounts held by the Paying Agent that are allocated and available on such date to pay principal of the Class A-4 Notes pursuant to this Supplement up to a maximum amount on any such date equal to the Class A-4 Note Principal Balance on such date.

(g)     On each Distribution Date, the Paying Agent, solely in accordance with the Monthly Servicer Statement, shall distribute to each Class A-5 Noteholder (other than as provided in Section 10.02 of the Indenture) such amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class A-5 Notes.

(h)     On each Special Payment Date, the Paying Agent, solely in accordance with the Monthly Servicer Statement, shall distribute to each Class A-5 Noteholder of record on the related Record Date (other than as provided in Section 10.02 of the Indenture) such amounts held by the Paying Agent that are allocated and available on such date to pay principal of the Class A-5 Notes pursuant to this Supplement up to a maximum amount on any such date equal to the Class A-5 Note Principal Balance on such date.

(i)     On each Distribution Date, the Paying Agent, solely in accordance with the Monthly Servicer Statement, shall distribute to the Agent such amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay Services Fees, Target Proceeds Amounts and Class A Costs.

(j)     On each Distribution Date, the Paying Agent, solely in accordance with the Monthly Servicer Statement, shall distribute to each Class B Noteholder of record on the related Record Date (other than as provided in Section 10.02 of the Indenture) such amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class B Notes pursuant to this Supplement.

(k)     On each Special Payment Date, the Paying Agent, solely in accordance with the Monthly Servicer Statement, shall distribute to each Class B Noteholder of record on the related Record Date (other than as provided in Section 10.02 of the Indenture) such amounts held by the Paying Agent that are allocated and available on such date to pay principal of the Class B Notes pursuant to this Supplement up to a maximum amount on any such date equal to the Class B Note Principal Balance on such date.

(l)     On each Distribution Date, the Paying Agent, solely in accordance with the Monthly Servicer Statement, shall distribute to each of the Servicer, Backup Servicer, Owner Trustee, Indenture Trustee and Seller such amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay the Servicing Fee, the Backup Servicing Fee, the Program Fees, the Program Expenses and the Marketing Fee, respectively.

(m)     The distributions to be made pursuant to this Section 5.01 are subject to the provisions of Section 8.01 of the Transfer and Servicing Agreement, Section 5.05 of the Indenture and Section 8.01 of this Supplement.

(n)     Except as provided in Section 10.02 of the Indenture with respect to a final distribution, distributions to Series 2018-Three Noteholders hereunder shall be made by wire transfer of same day funds to the account that has been designated by the applicable Noteholders not less than ten Business Days prior to such Distribution Date.

Section 5.02.     Reports and Statements to Series 2018-Three Noteholders.

(a)     Not later than each Determination Date, the Servicer shall deliver to the Indenture Trustee, the Paying Agent and the Agent (i) a statement substantially in the form of Exhibit C prepared by the Servicer (the “Monthly Servicer Statement”) and (ii) a certificate of a Servicing Officer substantially in the form attached thereto.

(b)     A copy of each statement or certificate provided pursuant to subsection 5.02(a) may be obtained by any Series 2018-Three Noteholder or any beneficial owner thereof by a request in writing to the Servicer.

(c)     On or before January 31 of each calendar year, beginning with calendar year 2019, the Paying Agent, on behalf of the Indenture Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2018-Three Noteholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 2018-Three Noteholders, as set forth in paragraph (a) above aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2018-Three Noteholder, together with other information as is required to be provided by an issuer of indebtedness under the Code. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

ARTICLE VI

Early Redemption Events; Events of Default

Section 6.01.     Early Redemption Events. If any one of the following events shall occur with respect to the Series 2018-Three Notes:

(a)     (i) failure on the part of the Seller, the Transferor or the Issuer to make any payment or deposit required by the terms of any Transaction Document on or before the date occurring five (5) Business Days after the date such payment or deposit is required to be made therein or herein or (ii) failure on the part of the Seller, the Transferor or the Issuer duly to observe or perform any other covenants or agreements in any Transaction Document which continues unremedied for a period of thirty (30) days after the date on which the Seller, the Issuer or the Transferor, as applicable, obtains actual knowledge of such failure or on which written notice of such failure requiring the same to be remedied, shall have been given to the Seller, the Transferor or the Issuer by the Indenture Trustee, or to, the Seller, the Transferor, or the Issuer and the Indenture Trustee by the Agent or any Holder of a Class A Note;

(b)     any representation or warranty made by the Seller, the Transferor or the Issuer under any Transaction Document which continues to be incorrect for a period of thirty (30) days after the date on which the Seller, the Issuer or the Transferor, as applicable, obtains actual knowledge of such failure or on which written notice of such failure requiring the same to be remedied, shall have been given to the Seller, the Transferor or the Issuer by the Indenture Trustee, or to the Seller, the Transferor or the Issuer and the Indenture Trustee by the Agent or any Holder of a Class A Note; provided, however, that an Early Redemption Event pursuant to this subsection 6.01(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Transfer and Servicing Agreement;

(c)     the occurrence of a Servicer Default or Access Financing, LLC resigns as Servicer;

(d)     the Indenture Trustee shall, for any reason, fail to have a valid and perfected first priority security interest in the Trust Estate;

(e)     without limiting any of the foregoing, the occurrence of an Event of Default with respect to Series 2018-Three;

(f)     the Class A Notes are not paid in full on or before the Commitment Termination Date;

(g)     any of the following occurs for any Determination Date:

(i) the Three-Month Charge-Off Ratio exceeds [*****]%;

(ii) the Three-Month Delinquency Ratio exceeds [*****]%;

(iii) the Three-Month Excess Spread Percentage is less than [*****]%; or

(h)     No Account Owner is originating Receivables;

(i)     (i) any of the Transaction Documents ceases to be in full force and effect (other than in accordance with its terms) or (ii) the Trust Agreement is terminated or the Owner Trustee resigns or is removed under the Trust Agreement and not replaced with a replacement trustee satisfying the eligibility criteria thereunder within the time period prescribed therein;

(j)     one or more judgments or decrees is rendered against the Seller, the Issuer or the Transferor in an amount in excess of $[*****], individually or in the aggregate, by a court of final adjudication, which is/are not bonded pending appeal, satisfied, stayed, vacated or discharged of record within ninety (90) consecutive calendar days of being rendered;

(k)     (i) any default or breach occurs, which is not cured within any applicable grace period or waived, (x) in the payment of any amount with respect to any Indebtedness (other than Notes issued under the Indenture) of the Issuer or the Transferor for borrowed money having an aggregate principal amount in excess of $[*****], individually or in the aggregate, or (y) in the performance, observance or fulfillment of any provision contained in any agreement, contract, document or instrument to which the Issuer or the Transferor is a party or to which any of their properties or assets are subject or bound under or pursuant to which any Indebtedness (other than Notes issued under the Indenture) having an aggregate principal amount in excess of $[*****], individually or in the aggregate, was issued, created, assumed, guaranteed or secured and such default or breach continues for more than any applicable grace period and permits the holder of any such Indebtedness to accelerate the maturity thereof;

(l)     the Internal Revenue Service shall file notice of a lien pursuant to Section 6323 of the Internal Revenue Code with regard to any of the assets of the Issuer or the Transferor and such lien shall not have been released within thirty (30) Business Days, or the Pension Benefit Guaranty Corporation shall, or shall indicate its intention to, file notice of a lien pursuant to Section 4068 of ERISA with regard to any of the assets of the Issuer or any of its Affiliates and such lien shall not have been released within thirty (30) Business Days;

(m)     Change of Control of the Issuer, Transferor, the Seller or the Servicer;

(n)     removal (by any Person other than the Agent or an affiliate of the Agent) of the member of the Board of the Transferor selected by the Agent;

(o)     (i) the Issuer, the Seller or the Transferor is or becomes party to any material pending or threatened in writing action, suit, proceeding or investigation related to the business of the Issuer, (ii) there exists or occurs any pending or threatened in writing, action, suit, proceeding, arbitration or investigation involving the Issuer, the Seller, the Transferor or the Account Owner or their respective businesses that, in any case that could reasonably be expected to prevent or materially delay the consummation by the Issuer of the transactions contemplated herein or in the Indenture, (iii)  the Issuer, the Seller, the Transferor or the Account Owner is or becomes a party or is or becomes subject to any order, writ, injunction, judgment or decree of any Governmental Authority, or there exists or occurs any action, suit, proceeding, inquiry or investigation by any Governmental Authority, in either case, that could reasonably be expected to prevent or materially delay the consummation of the transactions contemplated herein or in the Indenture, or (iv) the Issuer, the Seller or the Transferor has incurred or incurs any accrued and/or unpaid penalties, fines or sanctions imposed by and owing to any Governmental Authority or any other governmental payee;

(p)     any litigation, action, suit, arbitration, proceeding, inquiry or investigation at law or in equity or before or by any court, public board or body is pending or overtly threatened in writing against or affecting any of the Issuer, the Seller, the Servicer, the Transferor or the Account Owner (i) that questions the validity or enforceability of any Transaction Document or any action to be taken in connection with the transactions contemplated hereby or thereby or (ii) which, individually or in the aggregate, if adversely determined, could reasonably be expected to have a Material Adverse Effect on such Person;

(q)     at any time (i) the Issuer, the Servicer, the Seller, the Transferor or the Account Owner is not in compliance with or does not have all Permits necessary or required by Requirements of Law or any Governmental Authority for the operation of its respective business as presently conducted and as proposed to be conducted except where noncompliance, violation or lack thereof is not reasonably expected to have or result in an Adverse Effect or a Material Adverse Effect on such Person or (ii) any Permits necessary or required by Requirements of Law or any Governmental Authority for the operation of the respective businesses of the Issuer, the Servicer, the Seller, the Transferor or the Account Owner are in known conflict with the rights of others and such conflict could reasonably be expected to have or result in an Adverse Effect or a Material Adverse Effect on such Person;

(r)     the occurrence of a Regulatory Event;

(s)     (i) the Transferor shall fail to cause the amount of the Transferor’s Interest, when measured in a manner consistent with the requirements of Regulation RR, to satisfy the requirements of Regulation RR as required by Section 9.09 of this Supplement or (ii) if, for any Measurement Date, the Servicer determined that the Transferor Amount is less than the Required Transferor Amount, the Transferor shall fail to cause to be designated additional Eligible Accounts to be included as Accounts in a sufficient amount such that the Transferor Amount is at least equal to the Required Transferor Amount on or before the last Business Day of the Monthly Period in which such Measurement Date takes place;

(t)     the occurrence of any Event of Default (as such term is defined in the Indenture or the related Indenture Supplement with respect to the Senior Facility); or

(u)     the occurrence of any Early Redemption Event (as such term is defined in the Series 2017-One Supplement);

then, in the case of any event described in subparagraphs other than (d), (e) or (f) after the applicable grace period, if any, set forth in such subparagraphs, either the Indenture Trustee at the direction of the Holders of Class A Notes evidencing more than 50% of the Class A Note Principal Balance or such Holders, by notice then given in writing to the Issuer, the Servicer and the Indenture Trustee may declare that an Early Redemption Event has occurred with respect to Series 2018-Three as of the date of such notice, and, in the case of any event described in subparagraph (d), (e) or (f), an Early Redemption Event shall occur with respect to Series 2018-Three without any notice or other action on the part of the Indenture Trustee or the Series 2018-Three Noteholders immediately upon the occurrence of such event, unless such Early Redemption Event is waived by the Holders of Class A Notes evidencing more than 50% of the Class A Note Principal Balance, by notice given in writing to the Indenture Trustee, the Issuer and the Servicer.

Section 6.02.     Events of Default. In addition to the Events of Default set forth in Section 5.02 of the Indenture, any Event of Default with respect to Series 2017-One and any of the Early Redemption Events described in Section 6.01(t) shall constitute an Event of Default under the Indenture with respect to Series 2018-Three.

Section 6.03.     Acceleration. Section 5.03(a) and (c) of the Indenture shall be applicable to Section 6.02 above and any other Event of Default pursuant to Section 5.02(e) of the Indenture.

ARTICLE VII

Administrative Redemption; Series Termination

Section 7.01.     Administrative Redemption.

(a)     On any day occurring on or after the date on which the Note Principal Balance is reduced to 20% or less of the highest Note Principal Balance at any time on or after the Initial Funding Date and so long as the Series 2018-Two Notes shall have first been redeemed in accordance with the terms set forth in Section 7.01 of the Series 2018-Two Indenture Supplement, the Issuer, at the direction of the Transferor, shall have the option to redeem the Series 2018-Three Notes, at a redemption price equal to (i) if such day is a Distribution Date, the Redemption Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Redemption Amount for the Distribution Date first following such day.

(b)     The Issuer shall give the Servicer and the Indenture Trustee at least 30 days irrevocable prior written notice of the date on which the Issuer intends to exercise such redemption option. The Issuer shall deposit the Redemption Amount into the Collection Account in same day funds on the Business Day prior to such scheduled redemption. Such redemption option is subject to payment in full of the Redemption Amount. Following the deposit of the Redemption Amount into the Collection Amount in accordance with the foregoing, the Allocation Amount for Series 2018-Three shall be reduced to zero and following the payment in full of such Redemption Amount to the Series 2018-Three Noteholders and other parties entitled to any of such amount, the Series 2018-Three Noteholders shall have no further interest in the Trust Estate. The Redemption Amount shall be distributed as set forth in subsection 8.01(b).

Section 7.02.     Repayment.

The Class A Notes shall be due and payable in full on the Commitment Termination Date; provided, however, that, in the event that the Commitment Termination Date occurs while the Series 2018-Two Notes remain outstanding, no amounts shall be paid in respect of the Class A Notes until the Note Principal Balance (as defined in the Series 2018-Two Indenture Supplement), all Series 2018-Two Monthly Interest (as defined in the Series 2018-Two Indenture Supplement) on such unpaid principal amounts, and all other amounts due in respect thereof under the Series 2018-Two Indenture Supplement or any other Transaction Document have been paid in full.

ARTICLE VIII

Redemption of Series 2018-Three Notes; Final Distributions

Section 8.01.     Sale of Receivables or Redemption of the Notes pursuant to Section 2.04(c) or 8.01 of the Transfer and Servicing Agreement and Sections 5.05 and 5.17 of the Indenture and Section 7.01 of this Supplement.

(a)     (i)     The amount to be paid by the Transferor with respect to Series 2018-Three in connection with a reassignment of Receivables to the Transferor pursuant to Section 2.04(c) of the Transfer and Servicing Agreement shall equal the Redemption Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Transfer and Servicing Agreement.

(ii)     The amount to be paid by the Transferor with respect to Series 2018-Three in connection with any purchase of the Notes, pursuant to the exercise of a right of first refusal contained in Section 8.01 of the Transfer and Servicing Agreement shall be an amount equal to the Redemption Amount for the Distribution Date of any such purchase.

(b)     With respect to the Redemption Amount deposited into the Collection Account pursuant to Section 7.01 or subsection 8.01(a) or any amounts allocable to the Series 2018-Three Notes deposited into the Collection Account pursuant to Sections 5.05 and 5.17 of the Indenture, the Indenture Trustee shall, in accordance with the written direction of the Servicer, not later than 2:30 p.m., New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case after giving effect to any deposits and distributions otherwise to be made on such date) in same day funds solely in accordance with the Monthly Servicer Statement:

i.

the Series 2018-Two Note Principal Balance on such Distribution Date plus an amount equal to the sum of (A) the Class A Monthly Interest and Unused Fee (each as defined in the Series 2018-Two Indenture Supplement) for such Distribution Date, (B) any Class A Monthly Interest and Unused Fee (each as defined in the Series 2018-Two Indenture Supplement) previously due but not distributed to the holders of the Series 2018-Two Notes on a prior Distribution Date, (C) any Class A Additional Interest and Unused Fee Interest (each as defined in the Series 2018-Two Indenture Supplement) for such Distribution Date and any Class A Additional Interest and Unused Fee Interest (each as defined in the Series 2018-Two Indenture Supplement) previously due but not distributed to the holders of the Series 2018-Two Notes on a prior Distribution Date, (D) any Class A Costs (as defined in the Series 2018-Two Indenture Supplement) for such Distribution Date and any Class A Costs (as defined in the Series 2018-Two Indenture Supplement) previously due but not distributed to the holders of the Series 2018-Two Notes on a prior Distribution Date shall be distributed to the Paying Agent for payment to the holders of the Series 2018-Two Notes;

ii.

the Class A-3 Note Principal Balance on such Distribution Date plus an amount equal to the sum of (A) the Class A-3 Monthly Interest for such Distribution Date, (B) any Class A-3 Monthly Interest previously due but not distributed to the Class A-3 Noteholders on a prior Distribution Date, (C) any Class A-3 Additional Interest for such Distribution Date and any Class A-3 Additional Interest previously due but not distributed to the Class A-3 Noteholders on a prior Distribution Date shall be distributed to the Paying Agent for payment to the Class A-3 Noteholders;

iii.

the Class A-4 Note Principal Balance on such Distribution Date plus an amount equal to the sum of (A) the Class A-4 Monthly Interest for such Distribution Date, (B) any Class A-4 Monthly Interest previously due but not distributed to the Class A-4 Noteholders on a prior Distribution Date, (C) any Class A-4 Additional Interest for such Distribution Date and any Class A-4 Additional Interest previously due but not distributed to the Class A-4 Noteholders on a prior Distribution Date shall be distributed to the Paying Agent for payment to the Class A-4 Noteholders;

iv.

the Class A-5 Note Principal Balance on such Distribution Date plus an amount equal to the sum of (A) the Class A-5 Monthly Interest for such Distribution Date, (B) any Class A-5 Monthly Interest previously due but not distributed to the Class A-5 Noteholders on a prior Distribution Date, (C) any Class A-5 Additional Interest for such Distribution Date and any Class A-5 Additional Interest previously due but not distributed to the Class A-5 Noteholders on a prior Distribution Date shall be distributed to the Paying Agent for payment to the Class A-5 Noteholders;

v.	any Services Fees, Target Proceeds Amount and other Class A Costs due and unpaid shall be distributed to the Paying Agent for payment to the Agent;

vi.

the Series 2018-Three Monthly Fees, Program Expenses and Program Fees previously due but not distributed shall be distributed to the Paying Agent for payment to the Servicer, the Backup Servicer, the Indenture Trustee, the Owner Trustee and the Seller; and

vii.

the Class B Note Principal Balance on such Distribution Date plus an amount equal to the sum of (A) the Class B Monthly Interest for such Distribution Date, (B) any Class B Monthly Interest previously due but not distributed to the Class B Noteholders on a prior Distribution Date and (C) the amount of Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Noteholders on a prior Distribution Date shall be distributed to the Paying Agent for payment to the Class B Noteholders.

(c)     Notwithstanding anything to the contrary in this Supplement or the Indenture, all amounts distributed to the Paying Agent pursuant to subsection 8.01(b) for payment to the Series 2018-Three Noteholders shall be deemed distributed in full to the Series 2018-Three Noteholders on the date on which such funds are distributed to the Paying Agent pursuant to this Section and the Series 2018-Three Notes shall be deemed to be no longer Outstanding as such term is defined in Section 1.01 of the Indenture.

(d)     The Servicer shall promptly give the Holders of the Series 2018-Two Notes written notice upon becoming aware of the occurrence of an Early Redemption Event or Event of Default with respect to Series 2018-Three.

ARTICLE IX

Miscellaneous Provisions

Section 9.01.     Ratification of Agreement. As supplemented by this Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

Section 9.02.     Counterparts. This Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

Section 9.03.     Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS SECTION 9.03 SHALL AFFECT THE RIGHT OF ANY PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OF THE PARTIES HERETO OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.

EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.

Section 9.04.     Certain Tax Matters; Stapled Transfer.

(a)     Notwithstanding anything to the contrary herein, each of the Paying Agent, the Servicer and the Indenture Trustee shall be entitled to withhold any amount that it reasonably determines is required to be withheld pursuant to Section 1446 or any other provision of the Code and such amount shall be deemed to have been paid for all purposes of the Indenture.

(b)     Each of the Series 2018-Three Noteholders agrees that prior to the date on which the first interest payment hereunder is due thereto, it will provide to the Servicer, the Paying Agent and the Indenture Trustee (i) a duly completed copy of United States Internal Revenue Service Form W-9 or successor applicable or required forms, and (ii) such other forms and information as may be reasonably required to confirm the availability of any applicable exemption from United States federal, state or local withholding taxes. Each Series 2018-Three Noteholder agrees to provide to the Servicer, the Paying Agent and Indenture Trustee like additional subsequent duly completed forms (subject to like consent) satisfactory to the Servicer, the Paying Agent and Indenture Trustee on or before the date that any such form expires or becomes obsolete, or upon the occurrence of any event requiring an amendment, resubmission or change in the most recent form previously delivered by it, and to provide such extensions or renewals as may be reasonably requested by the Servicer, the Paying Agent or Indenture Trustee. Without limiting the foregoing, if a payment made under this Supplement or the Indenture would be subject to United States federal withholding tax imposed by FATCA if the recipient of such payment were to fail to comply with FATCA (including the requirements of Section 1471(b) or 1472(b) of the Code, as applicable), such recipient shall deliver to the Servicer, the Paying Agent and the Indenture Trustee, at the time or times prescribed by the Code and at such time or times reasonably requested by the Servicer or the Indenture Trustee, such documentation prescribed by the Code (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Servicer, the Paying Agent or the Indenture Trustee to comply with their respective obligations under FATCA, to determine that such recipient has complied with such recipient’s obligations under FATCA, or to determine the amount to deduct and withhold from such payment. For these purposes, “FATCA” means Section 1471 through 1474 of the Code and any regulations or official interpretations thereof (including any revenue ruling, revenue procedure, notice or similar guidance issued by the United States Internal Revenue Service thereunder as a precondition to relief or exemption from taxes under such Sections, regulations and interpretations), any agreements entered into pursuant to Section 1471(b)(1) of the Code, and including any amendments made to FATCA after the date of this Supplement. Each Series 2018-Three Noteholder certifies, represents and warrants that as of the date of this Agreement, or in the case of a Series 2018-Three Noteholder which is an assignee as of the date of such Note Assignment, that it is entitled (x) to receive payments under this Supplement without deduction or withholding (other than pursuant to Section 1446 of the Code, if applicable) of any United States federal income taxes and (y) to an exemption from United States backup withholding tax. Each Series 2018-Three Noteholder represents and warrants that it shall pay any taxes imposed on such Series 2018-Three Noteholder attributable to its interest in the Series 2018-Three Notes.

(c)     Each Class A Noteholder agrees with the Issuer that: (i) such Class A Noteholder will deliver to the Issuer on or before the Closing Date or the effective date of any participation or Note Assignment a letter (an “Investment Letter”) in the form of Exhibit E, executed by such assignee Class A Noteholder, in the case of a Note Assignment, or by the Participant, in the case of a participation, with respect to the purchase by such Class A Noteholder or Participant of a portion of an interest relating to the Class A Notes and (ii) all of the statements made by such Class A Noteholder or Participant, as applicable in its Investment Letter shall be true and correct as of the date made.

(d)     Each Series 2018-Three Noteholder, by its holding of an interest in the Series 2018-Three Notes, hereby severally represents, warrants and covenants, and each Series 2018-Three Noteholder that acquires an interest in the Series 2018-Three Notes by Note Assignment shall be deemed to have severally represented, warranted and covenanted upon such Note Assignment that: (i) such Series 2018-Three Noteholder has not acquired and shall not sell, trade or transfer any interest in the Series 2018-Three Notes, nor cause any interest in the Series 2018-Three Notes to be marketed, readily available or readily tradeable, on or through either (A) an “established securities market” within the meaning of Section 7704(b)(1) of the Code (including an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise) or (B) a “secondary market (or the substantial equivalent thereof)” within the meaning of Section 7704(b)(2) of the Code (including a market wherein interests in the Series 2018-Three Notes are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to interests in the Series 2018-Three Notes and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others), (ii) either (A) it is not, and will not become, a partnership, Subchapter S corporation, grantor trust or an entity disregarded as a separate entity from any such entity for U.S. federal income tax purposes or (B) it is such an entity, but (x) either (1) none of the direct or indirect beneficial owners of any of the interests in the Series 2018-Three Noteholder have allowed or caused, or will allow or cause, 50% or more (or such other percentage as the Issuer may establish prior to the time of such proposed transfer) of the value of such interests to be attributable to the Series 2018-Three Noteholder’s ownership of Series 2018-Three Notes and any other interests in the Issuer or (2) no more than the number of persons specified in clause (i)(B)(2) of its Investment Letter will be treated as “partners” in the Issuer under Treasury Regulation section 1.7704-1(h)(3) solely by reason of the Series 2018-Three Noteholder’s ownership of the Series 2018-Three Notes and (y) it is not and will not be a principal purpose of the arrangement involving the Series 2018-Three Noteholder’s beneficial interest in any Series 2018-Three Notes to permit any partnership to satisfy the 100 partner limitation of Treasury Regulation Section 1.7704-1(h)(1)(ii) necessary for such partnership not to be classified as a publicly traded partnership under the Code and (iii) such Series 2018-Three Noteholder is a “United States person” for U.S. federal income tax purposes. Each Class A Noteholder further represents, warrants and covenants that it shall (A) cause each of its Participants otherwise permitted hereunder to make representations, warranties and covenants similar to the foregoing for the benefit of the Transferor and the Issuer at the time such Participant becomes a Participant and (B) forward a copy of such representations, warranties and covenants to the Indenture Trustee. In the event of any breach of a foregoing representation, warranty or covenant of a Series 2018-Three Noteholder or its Participant, such Series 2018-Three Noteholder shall notify the Issuer promptly upon such Series 2018-Three Noteholder’s becoming aware of such breach, and thereupon the Series 2018-Three Noteholder hereby agrees to use reasonable efforts to procure a replacement investor which is acceptable to the Issuer not so affected to replace such affected Series 2018-Three Noteholder or Participant. In any such event, the Issuer shall also have the right to procure a replacement investor. Each affected Series 2018-Three Noteholder agrees to take all actions necessary to permit a replacement investor to success to its rights and obligations hereunder.

(e)     Subject to the provisions of subsection 9.04(g), each Class A Noteholder may at any time sell, assign or otherwise transfer, to the extent of such Class A Noteholder’s interest in the Class A Notes (each, a “Note Assignment”), to any Permitted Transferee (as defined in the Class A Purchase Agreement), all or part of its interest in the Class A Notes; provided, however, that any Note Assignment shall be void unless (i) the minimum amount of such Note Assignment shall be $5,000,000, except as the Issuer may otherwise agree and (ii) such assignee Class A Noteholder shall comply with this Section 9.04 and shall have delivered to the Indenture Trustee, prior to the effectiveness of such Note Assignment, a copy of an agreement under which such assignee Class A Noteholder has made the representations, warranties and covenants required to be made pursuant to this Section 9.04, (iii) following the Note Assignment there shall not be in the aggregate more than ten (10) beneficial owners of an interest or Participants holding an interest in the Class A Notes (for these purposes including in the number of beneficial owners the aggregate number of persons designated in clause (i)(B)(2) of the Investment Letters for each Class A Noteholder and Participant), and (iv) such proposed assignee shall provide the forms described in subsection 9.04(b) (subject to the Issuer’s consent, as applicable and as set forth therein) in the manner described therein. In connection with any Note Assignment, the assignor Class A Noteholder shall request in writing to the Indenture Trustee (who shall promptly deliver it to the Issuer) for the consent of the Issuer (the Issuer shall respond to any such request within ten (10) Business Days after its receipt and the Issuer will not unreasonably withhold such consent) it being understood that, except in the case of a Note Assignment to a Permitted Transferee, the obtaining of such consent is a condition to the effectiveness of the Note Assignment. Notwithstanding the forgoing, no consent of the Issuer shall be required for any such assignments made after the occurrence of an Early Redemption Event. Each assignee Class A Noteholder is subject to the terms and conditions of subsection 9.04(b) on an ongoing basis and hereby makes the certifications, representations and warranties contained therein.

(f)     Subject to the provisions of subsection 9.04(g), any Class A Noteholder may at any time grant a participation in all or part of its interest in Class A Notes to any Permitted Transferee (each such Person, a “Participant”); provided, however, that such participation shall be void, unless (i) such Participant complies with the applicable provisions of this Section 9.04, (ii) such Class A Noteholder delivers to the Indenture Trustee, prior to the effectiveness of its participation, a copy of an agreement under which such Participant has made the representations, warranties and covenants required to be made pursuant to this Section 9.04, and (iii) following the participation there would not be in the aggregate more than ten (10) beneficial owners of an interest or Participants holding an interest in the Class A Notes (for these purposes including in the number of beneficial owners the aggregate number of persons designated in clause (i)(B)(2) of the Investment Letters for each Class A Noteholder and Participant). Each Class A Noteholder hereby acknowledges and agrees that any such participation will not alter or affect in any way whatsoever such Class A Noteholder’s direct obligations hereunder and that the Issuer shall have no obligation to have any communication or relationship whatsoever with any Participant of such Class A Noteholder in order to enforce the obligations of such Class A Noteholder hereunder. Each Class A Noteholder shall promptly notify the Indenture Trustee (which shall promptly notify the Issuer) in writing of the identity and interest of each Participant upon any such disposition. As a condition of granting any participation, the Class A Noteholder hereby agrees to deliver to the Issuer a certification of the proposed Participant pursuant to which the Participant certifies, represents and warrants that (i) such Participant is entitled to (x) receive payments with respect to its participation without deduction or withholding of any United States federal income taxes and (y) an exemption from United States backup withholding tax, (ii) prior to the date on which the first interest payment is due to the Participant, such Series 2018-Three Noteholder will provide to the Servicer and Indenture Trustee, the forms described in subsection 9.04(b) (subject to the Issuer’s consent, as applicable and as set forth therein) as though the Participant were a Class A Noteholder, (iii) such Series 2018-Three Noteholder similarly will provide subsequent forms as described in subsection 9.04(b) with respect to such Participant as though it were a Class A Noteholder, and (iv) such Participant will pay any taxes imposed on its participation interest in the Class A Notes.

(g)     Except (i) as provided in subsections 9.04(e) and (f) above and (ii) in connection with any pledge to any Federal Reserve Bank to secure any obligation of a Class A Noteholder, no Class A Noteholder may sell, transfer, assign, exchange, participate or otherwise convey or pledge, hypothecate, rehypothecate, or otherwise grant a security interest in a Class A Note and any such attempted sale, transfer, assignment, exchange, participation, conveyance, pledge, hypothecation, rehypothecation or grant shall be void. Notwithstanding the foregoing, no Class A Note may be transferred other than pursuant to a transfer of a pro rata portion of the Class A-3 Notes, the Class A-4 Notes, and the Class A-5 Notes (a “Stapled Transfer”).

(h)     The Parties agree to (i) treat the Class A Notes as debt of the Issuer for federal income tax purposes and the Class B Notes as equity in the Issuer for federal income tax purposes and (ii) take no action inconsistent with such treatment unless required by law.

(i)     Each Class A Noteholder represents, warrants and covenants that, in the event the Class A Notes are re-characterized as equity in the Issuer for federal income tax purposes, it consents to, and will comply with, all of the tax-related provisions in the Trust Agreement as if it were a Certificateholder thereunder, including all provisions relating to subchapter C of chapter 63 of subtitle F of the Code as amended by the Bipartisan Budget Act of 2015.

Section 9.05.     Transfer of Class B Notes. Notwithstanding anything to the contrary in this Supplement, no interest in the Class B Notes may be, directly or indirectly, sold, transferred, assigned, exchanged, participated or otherwise conveyed, pledged, hypothecated or re-hypothecated or made the subject of a security interest (each such transaction for purposes of this Section 9.05, a “Transfer”) (i) without the prior written consent of the Agent and (ii) except to a Person who is a “United States person” for United States federal income tax purposes, and only upon the prior delivery of a Tax Opinion to the Indenture Trustee with respect to such Transfer, and any Transfer in violation of these requirements shall be null and void ab initio.

Section 9.06.     Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Supplement is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Agreement and by any person claiming by, through or under the parties to this Agreement, (d) Wilmington Trust, National Association has not verified and has conducted no investigation as to the accuracy or completeness of any representation, warranty or covenant of the Issuer and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any Indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Supplement or any other document to which the Issuer is a party.

Section 9.07.     Paired Series. With the prior written consent of the Agent, prior to the start of the Early Redemption Period, the Series 2018-Three Notes may be paired with one or more other Series such that the allocation amount of the paired Series will increase proportionately to the decrease in the Adjusted Allocation Amount for Series 2018-Three (each, a “Paired Series”); provided that no Series shall be deemed to be a Paired Series with Series 2018-Three unless the related Indenture Supplement shall explicitly state that it is a Paired Series with Series 2018-Three.

Section 9.08.     Additional Eligibility Criteria. (a) For so long as the Series 2018-Three Notes remain Outstanding, in addition to the eligibility criteria set forth in the definition of “Eligible Account” in the Transfer and Servicing Agreement, an Eligible Account shall also only include consumer revolving credit card accounts which, as of the Cut-Off Date have the following characteristics:

[*****].

(b) For so long as the Series 2018-Three Notes remain Outstanding, in addition to the eligibility criteria set forth in the definition of “Eligible Receivable” in the Transfer and Servicing Agreement, an Eligible Receivable shall also have the following characteristics:

[*****].

(c) To the extent that as of the applicable Cut-Off Date, any Account transferred to the Issuer was not an Eligible Account or any Receivable contained in such Account was not an Eligible Receivable, such Account or Receivable, as applicable, shall be subject to reassignment in accordance with Section 2.05 of the Transfer and Servicing Agreement.

(d)     For so long as the Series 2018-Three Notes remain Outstanding, the Transferor shall have the option, in its sole discretion, to designate as an Ineligible Receivable any Receivable whose principal balance constitutes a portion of an Excess Concentration Amount. If at any time after such designation the principal balance then outstanding of such Receivable no longer constitutes a portion of an Excess Concentration Amount and such Receivable meets all of the criteria to be an Eligible Receivable at such time, such Receivable shall be designated an Eligible Receivable and if not owned by the Issuer at such time, acquired by the Issuer from the Transferor.

Section 9.09.     Measuring the Transferor’s Interest for Purposes of Regulation RR. In order to facilitate the obligation of Fortiva Funding, LLC, a Georgia limited liability company, to comply with Regulation RR, the Servicer shall, on each Measurement Date and on the issuance date of any Notes under the Indenture, measure the interest of the Transferor in the Transferred Assets represented by the Transferor Certificate (the “Transferor’s Interest”) in a manner consistent with the requirements of Regulation RR. If on any Measurement Date the amount of the Transferor’s Interest, when measured in a manner consistent with the requirements of Regulation RR, does not satisfy the requirements of Regulation RR, the Transferor shall cause the amount of the Transferor’s Interest, when measured in a manner consistent with the requirements of Regulation RR, to satisfy the requirements of Regulation RR as soon as practicable thereafter but, in any event, no later than the immediately subsequent Measurement Date. For purposes of this Section 9.09, the Transferor’s Interest shall constitute a “seller’s interest” for purposes of Regulation RR.

The Servicer shall indicate in each Monthly Servicer Statement whether the amount of the Transferor’s Interest, when measured in a manner consistent with the requirements of Regulation RR, satisfies the requirements of Regulation RR.

In no event shall the Indenture Trustee have any responsibility to monitor compliance with or enforce compliance with Regulation RR. The Indenture Trustee shall not be charged with knowledge of such rules, nor shall it be liable to any Noteholder or other party for violation of such rules now or hereinafter in effect.

Section 9.10.     Notices. The Servicer shall provide a contemporaneous copy of any notices and other communications which are delivered pursuant to the Series 2018-Two Supplement to the Agent.

Section 9.11.     Indenture Trustee. The Indenture Trustee shall be entitled to the same rights, protections and indemnities under this Supplement that it is afforded pursuant to the Indenture.

IN WITNESS WHEREOF, the Issuer, the Servicer and the Indenture Trustee have caused this Indenture Supplement to be duly executed by their respective officers thereunto duly authorized, all as of the date first above written.

PERIMETER MASTER NOTE BUSINESS TRUST, Issuer

By: Wilmington Trust, National association
not in its individual capacity, but solely as Owner Trustee

By:	/s/ Robert P. Hines Jr.
Name: Robert P. Hines Jr. Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Indenture Trustee

By:	/s/ Mirtza J. Escobar
Name: Mirtza J. Escobar Title: Vice President

ACCESS FINANCING, LLC, Servicer

By:	/s/ Brian Stone
Name: Brian Stone Title: President

For purposes of Section 9.08 only:

Perimeter Funding Corporation,

as Transferor

By:	/s/ Joshua C. Miller
Name: Joshua C. Miller Title: Assistant Secretary

[Signature Page to Series 2018-Three Indenture Supplement]

Schedule 1

“Backup Servicing Fee” shall mean the fee payable pursuant to a backup servicing agreement entered into by the Servicer, the Issuer, the Backup Servicer and the Indenture Trustee.

“Servicing Fee” shall mean, for any Monthly Period, [*****].

“Marketing Fee” shall mean, for any Monthly Period, [*****].

“Delinquent Account” shall mean [*****].

TABLE OF CONTENTS

Page

ARTICLE I
Creation of the Series 2018-Three Notes
Section 1.01.	Designation	1
ARTICLE II
Definitions
Section 2.01.	Definitions	2
ARTICLE III
Fees
Section 3.01.	Servicing Compensation; Marketing Fee	19
ARTICLE IV
Rights of Series 2018-Three Noteholders and Allocation and Application of Collections
Section 4.01.	Collections and Allocations	20
Section 4.02.	Determination of Monthly Interest	22
Section 4.03.	Limited Redemption; Optional Redemption	24
Section 4.04.	Required Amounts	25
Section 4.05.	Application of Available Funds and Available Principal Collections	26
Section 4.06.	Defaulted Amounts; Reduction Amounts	30
Section 4.07	Reallocated Principal Collections	30
Section 4.08	Principal Amount Increases	32
Section 4.09.	Series 2018-Three Distribution Account	33
Section 4.10.	Pre-Funding Account	33
ARTICLE V
Distributions and Reports to Series 2018-Three Noteholders
Section 5.01.	Distributions	36
Section 5.02.	Reports and Statements to Series 2018-Three Noteholders	37
ARTICLE VI
Early Redemption Events; Events of Default
Section 6.01.	Early Redemption Events	39
Section 6.02.	Events of Default	42
ARTICLE VII
Administrative Redemption; Series Termination
Section 7.01.	Administrative Redemption	42
Section 7.02.	Repayment	43

-i-

TABLE OF CONTENTS

(continued)

Page

ARTICLE VIII
Redemption of Series 2018-Three Notes; Final Distributions
Section 8.01.	Sale of Receivables or Redemption of the Notes pursuant to Section 2.06 or 8.01 of the Transfer and Servicing Agreement and Sections 5.05 and 5.17 of the Indenture and Section 7.01 of this Supplement	43
ARTICLE IX
Miscellaneous Provisions
Section 9.01.	Ratification of Agreement	45
Section 9.02.	Counterparts	45
Section 9.03.	Governing Law	45
Section 9.04.	Certain Tax Matters; Stapled Transfer	46
Section 9.05.	Transfer of Class B Notes	50
Section 9.06.	Limitation of Liability	50
Section 9.07.	Paired Series	50
Section 9.08.	Additional Eligibility Criteria	50
Section 9.09.	Measuring Transferor’s Interest for Purposes of Regulation RR	51
Section 9.10.	Notices	51
Section 9.11.	Indenture Trustee	51

-ii-